                                                                   Exhibit 10.18






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                                WARRANT AGREEMENT

                              Dated August 24, 1999

                                 by and between

                              WINSLOEW ESCROW CORP.

                                       and

                     AMERICAN STOCK TRANSFER & TRUST COMPANY








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




                                TABLE OF CONTENTS


                                                                                                      PAGE

Section 1.      Certain Definitions.....................................................................1

Section 6.      Appointment of Warrant Agent............................................................5

Section 3.      Issuance of Warrants....................................................................5

                3.1      Warrant Certificates...........................................................5

                3.2      Temporary Global Warrants......................................................5

Section 4.      Execution of Warrant Certificates.......................................................6

Section 5.      Separation of Warrants..................................................................6

Section 6.      Registration Rights.....................................................................6

                6.1      Demand Registration After Public Equity Offering...............................6

                6.2      Effective Registration.........................................................7

                6.3      Restrictions on Sale by Holders................................................8

                6.4      Underwritten Registrations.....................................................8

                6.5      Expenses.......................................................................9

                6.6      Priority in Demand Registration................................................9

                6.7      Piggy-Back Registration........................................................9

                6.8      Priority in Piggy-Back Registration...........................................10

                6.9      Limitations, Conditions and Qualifications to Obligations Under Registration
                         Covenants.....................................................................11

                6.10     Restrictions on Sale by the Company and Others................................12

                6.11     Rule 144 and Rule 144A........................................................13

                6.12     "Market Stand-Off" Agreement..................................................13

                6.13     Registration Procedures.......................................................14

Section 7.      Registration of Transfers and Exchanges................................................18

                (a)      Transfer and Exchange of Global Warrants......................................18

                (b)      Exchange of a Beneficial Interest in a Global Warrant for a Definitive
                         Warrant.......................................................................18

                (c)      Transfer and Exchange of Definitive Warrants..................................20

                (d)      Restrictions on Exchange or Transfer of a Definitive Warrant for a Beneficial
                         Interest in a Global Warrant..................................................21

                (e)      Restrictions on Transfer and Exchange of Global Warrants......................21

                (f)      Countersigning of Definitive Warrants in Absence of Depositary................21

                (g)      Legends.......................................................................22



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                                TABLE OF CONTENTS
                                   (CONTINUED)

                                                                                                      PAGE

                (h)      Cancellation of Global Warrant................................................23

                (i)      Obligations with Respect to Transfers and Exchanges of Warrants...............23

Section 8.      Terms of Warrants; Exercise of Warrants................................................24

Section 9.      Payment of Taxes.......................................................................26

Section 10.     Mutilated or Missing Warrant Certificates..............................................26

Section 11.     Reservation of Warrant Shares..........................................................26

Section 12.     Obtaining Stock Exchange Listings......................................................27

Section 13.     Adjustment of Exercise Price and Number of Warrant Shares Issuable.....................27

                13.1     Stock Splits, Combinations, etc...............................................27

                13.2     Reclassification, Combinations, Mergers, etc..................................27

                (a)      Issuance of Options or Convertible Securities.................................28

                (b)      Dividends and Distributions...................................................29

                (c)      Adjustment for Sale of Common Stock Below Current Market Price................29

                (d)      Current Market Price..........................................................30

                (e)      Certain Distributions.........................................................31

                (f)      Consideration Received........................................................31

                (g)      Deferral of Certain Adjustments...............................................31

                (h)      Changes in Options and Convertible Securities.................................32

                (i)      Expiration of Options and Convertible Securities..............................32

                (j)      Other Adjustments.............................................................32

                (k)      No Adjustment Required........................................................32

Section 14.     Statement on Warrants..................................................................33

Section 15.     Fractional Interest....................................................................33

Section 16.     Notices to Warrant Holders.............................................................33

Section 17.     Merger, Consolidation or Chance of Name of Warrant Agent...............................35

Section 18.     Warrant Agent..........................................................................35

Section 19.     Resignation and Removal of Warrant Agent; Appointment of Successor.....................37

Section 20.     Registration...........................................................................37

Section 21.     Reports................................................................................37

Section 22.     Rule 144A..............................................................................38

Section 23.     Notices to Company and Warrant Agent...................................................38



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                                TABLE OF CONTENTS
                                   (CONTINUED)


                                                                                                      PAGE
Section 24.     Supplements and Amendments.............................................................39

Section 25.     Successors.............................................................................39

Section 26.     Termination............................................................................39

Section 27.     Governing Law..........................................................................39

Section 28.     Benefits of This Agreement.............................................................39

Section 29.     Counterparts...........................................................................40

                  WARRANT AGREEMENT dated as of August 24, 1999 (this "AGREEMENT") between WINSLOEW ESCROW CORP., a Florida corporation (together with any and all successors thereto, the "COMPANY"), and AMERICAN STOCK TRANSFER & TRUST COMPANY, a New York corporation, as warrant agent (together with any and all successors appointed in accordance with this Agreement, the "WARRANT AGENT"). Unless otherwise noted, capitalized terms have the meanings set forth in Section 1 below.

                  WHEREAS, the Company proposes to issue 105,000 common stock warrants, as hereinafter described (the "WARRANTS"), initially exercisable to purchase an aggregate of 24,129 shares of Common Stock, in connection with an offering of units (the "UNITS"), each Unit consisting of $1,000 principal amount at maturity of the Company's 12 3/4% Senior Subordinated Notes due 2007 (thE "NOtes") and one Warrant, each such Warrant entitling thE holder thereof to purchase initially 0.2298 shares of Common Stock.

                  WHEREAS, the Company desires the Warrant Agent to act on behalf of the Company, and the Warrant Agent is willing so to act, in connection with the issuance of Warrant Certificates and other matters as provided herein.

                  NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, and for the purpose of defining the respective rights and obligations of the Company, the Warrant Agent and the Holders, the parties hereto agree as follows:

                  Section 1. Certain Definitions. (a) As used in this Agreement, the following terms shall have the following respective meanings:

                  "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, "CONTROL" (including, with correlative meanings, the terms "CONTROLLING," "CONTROLLED BY" and "UNDER COMMON CONTROL WITH"), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise; provided, however, that beneficial ownership of 10% or more of the Voting Equity Investors (as defined in the Indenture) of a Person shall be deemed to be control.

                  "Board of Directors" means (1) in respect of a limited liability company, the board of advisors of the Company; (2) in respect of a corporation, the board of directors of the corporation, or any authorized committee thereof; and (3) in respect of any other Person, the board or committee of that Person serving a similar function.

                  "Business Day" means any day other than a Legal Holiday.

                  "Capital Stock" means (a) in the case of a corporation, corporate stock, (b) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock, (c) in the case of a partnership or limited liability company, partnership or membership interests (whether general or limited) and (d) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

                  "Cedel" means Cedel Bank, S.A.

                  "Change of Control" means the occurrence of any of the following: (a) the sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the assets of the Company and its Subsidiaries taken as a whole to any "person" or "group" (as such terms are used in Section 13(d)(3) of the Exchange Act) (whether or not otherwise in compliance with this Indenture) other than to a Permitted Holder; (b) the adoption of a plan relating to the liquidation or dissolution of the Company; (c) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any "person" or "group" (as such terms are used in Section 13(d)(3) of the Exchange Act), other than a Permitted Holder or any underwriters in connection with an underwritten public offering, becomes the "beneficial owner" (as such term is defined in Rule 13d-3 and Rule 13d-5 under the Exchange Act), except that a person or group shall be deemed to have "beneficial ownership" of all securities that the person or group has the right to acquire, whether the right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition, directly or indirectly, of more than 35% of the Voting Equity Interests of the Company (measured by voting power rather than the number of shares); (d) the first day on which more than a majority of the members of the Board of Directors of the Company are not Continuing Directors; or (e) the Company consolidates with, or merges with or into, any Person, or any Person consolidates with, or merges with or into, the Company, in any such event pursuant to a transaction in which any of the outstanding Voting Stock of the Company is converted into or exchanged for cash, securities or other property, other than any such transaction where the Voting Stock of the Company outstanding immediately prior to such transaction is converted into or exchanged for Voting Stock (other than Disqualified Stock) of the surviving or transferee Person constituting a majority of the outstanding shares of such Voting Equity Interests of such surviving or transferee Person immediately after giving effect to such issuance.

                  "Common Stock" means the common stock, par value $.01 per share, of the Company or its successors and any other class of series of common equity equivalent shares of the Company or its successors.

                  "Continuing Directors" means, as of any date of determination, any member of the Board of Directors who (a) was a member of the Board of Directors on the date of this Indenture or (b) was nominated for election to the Board of Directors with the approval of a majority of the Continuing Directors who were members of the Board of Directors at the time of such nomination or election.

                  "Current Market Price" means the current price per share of the Common Stock or the Warrant Shares, as applicable, as determined under
Section 15.6 hereof.


                  "Demand Registration" shall have the meaning ascribed in
Section 6.1(a).

                  "Drag Along Rights" shall have the meaning ascribed in Section 8.

                  "Drag Sale" shall have the meaning ascribed in Section 8.

                  "Effectiveness Date" means, with respect to any Registration Statement, the 60th day after the filing date thereof.

                  "Equity Interests" means Capital Stock and all warrants, options or other rights to acquire Capital Stock (but excluding any debt security that is convertible into, or exchangeable for, Capital Stock).

                  "Escrow Agreement" means that certain Escrow, Control and Security Agreement, dated as of August 24, 1999, by and among the Company and American Stock Transfer & Trust Company, as Trustee, Escrow Agent and Securities Intermediary.

                  "Escrowed Funds" means the $99,634,229 of net proceeds from the sale of the Units and the $4,622,876 of additional proceeds from the Company and its affiliates deposited into escrow with the Trustee under the Escrow Agreement.

                  "Euroclear" means Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear System.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended (or any successor act), and the rules and regulations thereunder.

                  "Excluded Securities" means shares of Common Stock or other securities convertible or exchangeable into Common Stock issued (i) pursuant to employee stock option ownership and/or other equity incentive plans, (ii) in connection with mergers and acquisitions with non-affiliated third parties or
(iii) as compensation to directors in lieu of cash.

                  "Exercisability Date" means the date that is the earliest to occur of (i) the Separation Date, (ii) the consummation of an underwritten public offering of Capital Stock of the Company and (iii) the date that any class of Capital Stock of the Company is listed on a national securities exchange or authorized for quotation on the Nasdaq National Market or is otherwise subject to registration under the Exchange Act.

                  "Exercise Event" means the earliest to occur of (i) the completion of an underwritten public offering of Capital Stock of the Company,
(ii) a class of equity securities of the Company is listed on a national securities exchange or authorized for quotation on the Nasdaq National Market or is otherwise subject to registration under the Exchange Act, or (iii) the Separation Date.

                  "Exercise Price" means the purchase price per share of Common Stock to be paid upon the exercise of each Warrant in accordance with the terms hereof, which price shall initially be $.01 per share, subject to adjustment from time to time pursuant to Section 15 hereof.

                  "Expiration Date" means August 15, 2007, unless extended pursuant to Section 8 hereof.

                  "Holder" means a registered holder of Registrable Securities.

                  "Included Securities" has the meaning ascribed to such term in
Section 6.1(a) hereof.

                  "Indenture" means the indenture, dated as of August 24, 1999, between the Company and American Stock Transfer & Trust Company, as trustee, relating to the Notes.

                  "Legal Holiday" means a Saturday, a Sunday or a day on which banking institutions in the City of New York or at a place of payment are authorized by law, regulation or executive order to remain closed. If any action is required to be taken on a date that is a Legal Holiday, such action may be taken on the next succeeding day that is not a Legal Holiday.

                  "Merger Agreement" means that certain Second Amended and Restated Agreement and Plan of Merger, dated as of May 4, 1999, between Trivest Furniture Corporation and WinsLoew Furniture, Inc.

                  "Notes" means the 12 3/4 Senior Subordinated Notes due 2007, issued pursuant to the Indenture.

                  "Permitted Holder" means Trivest, Inc. and any Affiliate of Trivest, Inc.

                  "Person" means any natural person, company, corporation, partnership, government, agency or instrumentality of a government, or any other entity.

                  "Piggy Back Registration" shall have the meaning ascribed in
Section 6.7.

                  "Prospectus" means the prospectus included in any Registration Statement (including, without limitation, any prospectus subject to completion and a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

                  "Registrable Securities" means any of (i) the Warrant Shares and (ii) any other securities issued or issuable with respect to any Registrable Securities by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise, unless, in each case, such Warrant Shares have been offered and sold to the Holder pursuant to an effective Registration Statement under the Securities Act declared effective prior to the exercisability of the Warrants and such securities may be sold to the public pursuant to Rule 144 without any restriction on the amount of securities which may be sold by such Holder. As to any particular Registrable Securities held by a Holder, such securities shall cease to be Registrable Securities when (i) a Registration Statement with respect to the offering of such securities by the Holder thereof shall have been declared effective under the Securities Act and such securities shall have been disposed of by such Holder pursuant to such Registration Statement, (ii) such securities may at the time of determination be sold to the public pursuant to Rule 144 without any restriction on the amount of securities which may be sold by such Holder or Rule 144(k) (or any similar provision then in force, but not Rule 144A) promulgated under the Securities Act without the lapse of any further time or the satisfaction of any condition, (iii) such securities shall have been otherwise transferred by such Holder and new certificates for such securities not bearing a legend restricting further transfer shall have been delivered by the Company or its transfer agent and subsequent disposition of such securities shall not require registration or qualification under the Securities Act or any similar state law then in force or
(iv) such securities shall have ceased to be outstanding.

                  "Registration Expenses" means all expenses incident to the Company's performance of or compliance with this Agreement, including, without limitation, all SEC and stock exchange or National Association of Securities Dealers, Inc. registration and filing fees and expenses, fees and expenses of compliance with securities or blue sky laws (including, without limitation, reasonable fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities), printing expenses, messenger, telephone and delivery expenses, fees and disbursements of counsel for the Company and all independent certified public accountants and the fees and disbursements of underwriters customarily paid by issuers or sellers of securities (but not including any underwriting discounts or commissions or transfer taxes, if any, attributable to the sale of Registrable Securities by Holders of such Registrable Securities). Registration Expenses shall not include the fees and expenses of counsel for the Holders.

                  "Registration Rights Agreement" means the Registration Rights Agreement, dated as of August 24, 1999, by and among the Company and Bear, Stearns & Co. Inc., First Union Capital Markets Corp. and BancBoston Robertson Stephens Inc., as such agreement may be amended, modified or supplemented from time to time.

                  "Regulation S" means Regulation S under the Securities Act, as such rules may be from time to time amended, revised or supplemented by the Commission.

                  "Requisite Securities" means a number of Registrable Securities equal to not less than 25% of the Registrable Securities then outstanding held in the aggregate by all Holders; provided, however, that with respect to any action to be taken at the request of the Holders of the Registrable Securities prior to such time as the Warrants have expired pursuant to the terms thereof and of the Warrant Agreement, each Warrant outstanding shall be deemed to represent that number of Registrable Securities for which such Warrant would be then exercisable.

                  "Regulation S Global Warrant" means a permanent global Warrant in substantially the form of Exhibit A hereto, appropriately completed, and deposited with or on behalf of and registered in the name of the Depositary or its nominee, issued in replacement for the Regulation S Global Warrant upon expiration of the Restricted Period.

                  "Restricted Period" means the one year period after the date of issuance of the Units.

                  "SEC" means the Securities and Exchange Commission, or any successor agency or body performing substantially similar functions.

                  "Securities Act" means the Securities Act of 1933, as amended.

                  "Selling Holder" means a Holder who is selling Registrable Securities in accordance with the provisions of Section 6.1 or 6.7.

                  "Separation Date" means earliest to occur of (i) February 21, 1999, (ii) the occurrence of an "Event of Default" under the Notes; (iii) an Exercise Event, (iv) the date the Exchange Offer Registration Statement or the Shelf Registration Statement is declared effective by the Commission (as defined) or (v) such other date as Bear, Stearns & Co. Inc. shall determine in its sole discretion.

                  "Shelf Registration Statement" has the meaning set forth in the Registration Rights Agreement.

                  "Subsidiary" means, with respect to a Person, (a) any corporation, association or other business entity of which more than 50% of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of that Person (or a combination thereof) and (b) any partnership (i) the sole general partner or the managing general partner of which is such Person or a Subsidiary of such Person or (ii) the only general partners of which are such Person or of one or more Subsidiaries of such Person (or any combination thereof).

                  "Tag Along Notice" shall have the meaning ascribed in Section
7.

                  "Tag Along Rights" shall have the meaning ascribed in Section
7.

                  "Trivest, Inc." means Trivest, Inc., a Florida corporation.

                  "Trustee" means the trustee under the Indenture.

                  "Voting Equity Interest" of any Person as of any date means the Equity Interests of such Person that is at the time entitled to vote in the election of the Board of Directors or other governing body of such Person.

                  "Warrant Agent" means American Stock Transfer & Trust Company or the successor or successors of such Warrant Agent appointed in accordance with the terms hereof.

                  "Warrant Certificates" mean the registered certificates (including without limitation, the global certificates) issued by the Company under this Agreement representing the Warrants.

                  "Warrant Registration Statement" means any appropriate registration statement of the Company filed with the SEC pursuant to the Securities Act which covers any of the Registrable Securities pursuant to the provisions of this Agreement and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

                  "Warrant Shares" means the shares of Common Stock issued or issuable upon the exercise of the Warrants.

                  (b) Other terms are defined in the respective sections set forth below.


Term                                                                            Defined in Section
----                                                                            ------------------
Advice.......................................................................................6.13
Blackout Period...............................................................................6.2
Convertible Securities.......................................................................15.3
Definitive Warrants...........................................................................3.1
Depository....................................................................................3.1
Distribution.................................................................................15.3
DTC..........................................................................................6.13
Effectiveness Period..........................................................................6.2
Global Warrants...............................................................................3.1
Options..................................................................................... 15.3
SEC Reports....................................................................................22
Time of Determination....................................................................... 15.6
Transfer Agent.................................................................................13


                  Section 2. Appointment of Warrant Agent. The Company hereby appoints the Warrant Agent to act as agent for the Company in accordance with the instructions set forth hereinafter in this Agreement, and the Warrant Agent hereby accepts such appointment.

                  Section 3.   Issuance of Warrants.

         3.1 Warrant Certificates. The Warrants will be issued in the form of one or more global certificates (the "GLOBAL WARRANTS"), substantially in the form of Exhibit A (including footnotes 1, 2 and 3 thereto). The Global Warrants shall be deposited on the Issue Date with, or with the Warrant Agent as custodian for, The Depository Trust Company (the "DEPOSITARY") and registered in the name of Cede & Co., as the Depositary's nominee. Each Global Warrant shall represent such of the outstanding Warrants as shall be specified therein and each shall provide that it shall represent the aggregate amount of outstanding Warrants from time to time endorsed thereon and that the aggregate amount of outstanding Warrants represented thereby may from time to time be reduced or increased, as appropriate. Upon request, except as otherwise provided in Section 7(b)(iii) hereof, a Holder may receive from the Depositary and the Warrant Agent Warrants in definitive form (the "DEFINITIVE WARRANTS"), substantially in the form of Exhibit A (not including footnotes 1 and 2 thereto) as set forth in
Section 7 below.

         3.2 Regulation S Global Warrant. Warrants offered and sold in reliance on Regulation S shall be issued in the form of the Regulation S Global Warrant, which shall be deposited on behalf of the purchasers of the Warrants represented thereby with the Warrant Agent, at its New York office, as custodian for the Depositary, and registered in the name of the Depositary or the nominee of the Depositary for the accounts of designated agents holding on behalf of Euroclear or Cedel, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The aggregate number of Warrants evidenced by the Regulation S Global Warrant may from time to time be increased or decreased by adjustments made on the records of the Warrant Agent and the Depositary or its nominee, as the case may be, in connection with transfers of interest as hereinafter provided.

         3.3 Registration and Countersignature. The Warrant Agent, on behalf of the Company, shall number and register the Warrant Certificates in a register as they are issued by the Company.

         Warrant Certificates shall be manually countersigned by the Warrant Agent and shall not be valid for any purpose unless so countersigned. The Warrant Agent shall, upon written instructions of the Chairman of the Board, the President. a Vice President, the Treasurer or the Controller of the Company, initially countersign, issue and deliver Warrants entitling the Holders thereof to purchase not more than the aggregate number of Warrant Shares referred to above in the first recital hereof and shall countersign and deliver Warrants as otherwise provided in this Agreement.

         The Company and the Warrant Agent may deem and treat the Holder(s) of the Warrant Certificates as the absolute owner(s) thereof (notwithstanding any notation of ownership or other writing thereon made by anyone), for all purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary. Prior to the Separation Date, the registered holder of a Unit shall be deemed the registered Holder of the related Warrants for all purposes hereunder.

                  Section 4. Execution of Warrant Certificates. Certificates (the "WARRANT CERTIFICATES") evidencing Global Warrants or Definitive Warrants to be delivered pursuant hereto shall be signed on behalf of the Company by its Chairman of the Board, President, Chief Executive Officer, Chief Financial Officer, a Vice President, Secretary, an Assistant Secretary, Treasurer or an Assistant Treasurer. Each such signature upon the Warrant Certificates may be in the form of a facsimile signature of the present or any future Chairman of the Board, President, Chief Executive Officer, Chief Financial Officer, a Vice President, Secretary, an Assistant Secretary, Treasurer or an Assistant Treasurer and may be imprinted or otherwise reproduced on the Warrant Certificates and for that purpose the Company may adopt and use the facsimile signature of any person who shall have been Chairman of the Board, President, Chief Executive Officer, Chief Financial Officer, a Vice President, Secretary, an Assistant Secretary, Treasurer or an Assistant Treasurer, notwithstanding the fact that at the time the Warrant Certificates shall be countersigned and delivered or disposed of such person shall have ceased to hold such office.

                  In case any officer of the Company who shall have signed any of the Warrant Certificates shall cease to be such officer before the Warrant Certificates so signed shall have been countersigned by the Warrant Agent, or disposed of by the Company, such Warrant Certificates nevertheless may be countersigned and delivered or disposed of as though such person had not ceased to be such officer of the Company; and any Warrant Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Warrant Certificate, shall be a proper officer of the Company to sign such Warrant Certificate, although at the date of the execution of this Agreement any such person was not such officer.

                  Warrant Certificates shall be dated the date of countersignature.

                  Section 5. Separation of Warrants. The Notes and Warrants shall not be separately transferable prior to the Separation Date and shall be automatically separated on the Separation Date.

                  Section 6. Registration Rights.

         6.1 Demand Registration After Underwritten Public Equity Offering Subject to the other provisions of this Section 6, commencing 180 days after an initial underwritten public offering of the Company's Capital Stock, Holders owning, individually or in the aggregate, not less than the Requisite Securities may make a written request for one registration under the Securities Act of their Registrable Securities (a "DEMAND REGISTRATION"). Within 120 days of the receipt of such written request for a Demand Registration, the Company shall file with the SEC and use its best efforts to cause to become effective under the Securities Act a Registration Statement with respect to such Registrable Securities. Any such request will specify the number of Registrable Securities proposed to be sold and will also specify the intended method of disposition thereof. The Company shall give written notice of such registration request to all other Holders of Registrable Securities within 20 days after the receipt thereof. Within 30 days after the date of such notice from the Company, any Holder may request in writing that such Holder's Registrable Securities be included in such Registration Statement and the Company shall include in such Registration Statement the Registrable Securities of any such Holder requested to be so included (the "INCLUDED SECURITIES"). Each such request by such other Holders shall specify the number of Included Securities proposed to be sold and the intended method of disposition thereof. Subject to Sections 6.2 and 6.6 hereof, the Company shall be required to register Registrable Securities pursuant to this Section 6.1 only once.

                  Subject to Section 6.6 hereof, no other securities of the Company except (i) Registrable Securities held by any Holder, (ii) equity securities to be offered and sold for the account of the Company and (iii) any equity securities of the Company held by any Person having "piggy-back" registration rights pursuant to any contractual obligation of the Company shall be included in a Demand Registration; provided, however, that no such securities for the account of the Company or any other Person (other than the parties to the Stockholder Rights Agreement) shall be so included unless, in connection with any underwritten offering, the managing underwriter or underwriters confirm to the Holders of Registrable Securities to be included in such Demand Registration that the inclusion of such other securities will not be likely to affect the price at which the Registrable Securities may be sold. The inclusion of any such securities for the account of the Company or any other Person shall be on the same terms as that of the Registrable Securities.

         6.2 Effective Registration. A Registration Statement will not be deemed to have been effected as a Demand Registration unless it has been declared effective by the SEC and the Company has complied in a timely manner and in all material respects with all of its obligations under this Agreement with respect thereto; provided, however, that if, after such Registration Statement has become effective, the offering of Registrable Securities pursuant to such Registration Statement is or becomes the subject of any stop order, injunction or other order or requirement of the SEC or any other governmental or administrative agency or court that prevents, restrains or otherwise limits the sale of Registrable Securities pursuant to such Registration Statement for any reason not attributable to any Holder participating in such registration and such Registration Statement has not become effective within a reasonable time period thereafter (not to exceed 45 days), such Registration Statement will be deemed not to have been effected. The Company shall keep any Demand Registration continuously effective under the Securities Act for the shorter of (A) an aggregate of 180 days after the effective date thereof (such 180 day period being referred to herein as the "EFFECTIVENESS PERIOD") or (B) such period of time as all of the Warrant Shares included in such registration statement shall have been sold thereunder, provided, however, that the Company may postpone the filing period, suspend the effectiveness of any registration statement, suspend the use of any prospectus and shall not be required to amend or supplement the registration statement any related prospectus or any document incorporated therein by reference (other than an effective registration statement being used for an underwritten offering) in the event that, and for a period (a "BLACK OUT PERIOD") not to exceed an aggregate of 45 days with respect to a Demand
Registration:

                  (i) an event or circumstance occurs and is continuing as is continuing as a result of which the registration statement, any related prospectus or any document incorporated therein by reference as then amended or supplemented would, in the Company's good faith judgment, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and

                  (ii) either

                           (A) the Company determines in its good faith judgment
that the disclosure of such an event at such time would have a material adverse effect on the business, operations or prospects of the Company, or

                           (B) the disclosure otherwise relates to a material
business transaction which has not yet been publicly disclosed; provided, further, that the Effectiveness Period shall be extended by the number of days in any Black Out Period.

In the event of any "lock up" or "black out" period in any underwriting or purchase agreement, the Company will so notify the holders of Warrants and Warrant Shares.

                  If (i) a registration requested pursuant to this Section 6.2 is deemed not to have been effected or (ii) a Demand Registration does not remain effective under the Securities Act in accordance with the immediately preceding sentence, then such registration shall not count towards determining if the Company has satisfied its obligation to effect one Demand Registration pursuant to this Section 6.2.

         6.3 Restrictions on Sale by Holders. Each Holder of Registrable Securities whose Registrable Securities are covered by a Registration Statement filed pursuant to this Section 6 and are to be sold thereunder agrees, if and to the extent reasonably requested by the managing underwriter or underwriters in an underwritten offering, not to effect any public sale or distribution of Registrable Securities or of securities of the Company of the same class as any securities included in such Registration Statement, including a sale pursuant to Rule 144 (except as part of such underwritten offering), during the 180 day period beginning on the closing date of each underwritten offering made pursuant to such Registration Statement, to the extent timely notified in writing by the Company or such managing underwriter or underwriters.

                  The foregoing provisions of this Section 6.3 shall not apply to any Holder of Registrable Securities if such Holder is prevented by applicable statute or regulation from entering into any such agreement; provided, however, that any such Holder shall undertake, in its request to participate in any such underwritten offering, not to effect any public sale or distribution of any Registrable Securities commencing on the date of sale of such Registrable Securities unless it has provided 45 days' prior written notice of such sale or distribution to the underwriter or underwriters.

         6.4 Underwritten Registrations. If any of the Registrable Securities covered by a Demand Registration are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will manage the offering will be selected by the Company.

                  No Holder of Registrable Securities may participate in any underwritten registration pursuant to a Registration Statement filed under this Agreement unless such Holder (a) agrees to (i) sell such Holder's Registrable Securities on the basis provided in and in compliance with any underwriting arrangements approved by the Holders of not less than a majority of the Registrable Securities to be sold thereunder and (ii) comply with Regulation M under the Exchange Act and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

         6.5 Expenses. The Company will pay all Registration Expenses in connection with the registrations requested pursuant to Section 6.1 hereof. Each Holder of Registrable Securities shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder's Registrable Securities pursuant to a Registration Statement requested pursuant to this Section 6.

         6.6      Priority in Demand Registration. In a registration pursuant to
Section 6.1 hereof involving an underwritten offering, if the managing underwriter or underwriters of such underwritten offering have informed, in writing, the Company and the Selling Holders who have requested such Demand Registration or who have sought inclusion therein that in such underwriter's or underwriters' opinion the total number of securities which the Selling Holders and any other Person desiring to participate in such registration intend to include in such offering is such as to affect adversely the success of such offering, including the price at which such securities can be sold, then the Company will be required to include in such registration only the amount of securities which it is so advised should be included in such registration. In such event, securities shall be registered in such registration in the following order of priority: (i) first, the securities which have been requested to be included in such registration by the Holders of Registrable Securities pursuant to this Agreement, (ii) second. provided that no securities sought to be included by the Holders of Registrable Securities have been excluded from such registration, the securities to be offered and sold for the account of the Company, and (iii) third, provided that no securities sought to be included by the Company have been excluded from such registration, the securities of other Persons entitled to exercise "piggy-back" registration rights pursuant to contractual commitments of the Company (pro rata based on the amount of securities sought to be registered by such Persons).

                  If any securities of a Holder have been excluded from a registration statement pursuant to the provisions of the foregoing paragraph, then such registration shall not count towards determining whether the Company has satisfied its obligation to effect one Demand Registration pursuant to
Section 6.1 hereof.

         6.7 Piggy-Back Registration. Subject to the other provisions of this Section 6.7 and to the provisions of Sections 6.8 and 6.9, if at any time the Company proposes to file a Registration Statement under the Securities Act with respect to an offering by the Company for its own account or for the account of any of its security holders of Common Stock (other than (i) a Registration Statement on Form S-4 or S-8 (or any substitute form that may be adopted by the SEC), (ii) a Registration Statement filed in connection with an offering of securities solely to the Company's existing security holders or any offer of debt securities or convertible debt securities or (iii) a Demand Registration), then the Company shall give written notice of such proposed filing to the Holders of Registrable Securities as soon as practicable (but in no event fewer than 5 days after the filing date or 10 days if the Company is subject to filing reports under the Exchange Act and able to use Form S-3 under the Securities Act), and such notice shall offer such Holders the opportunity to register such number of shares of Registrable Securities as each such Holder may request in writing not later than 20 days prior to the anticipated effective date of the Registration Statement (or eight days after the notice of the proposed filing if the Company is subject to filing reports under the Exchange Act and able to use Form S-3 under the Securities
Act) after receipt of such written notice from the Company (which request shall specify the Registrable Securities intended to be disposed of by such Selling Holder and the intended method of distribution thereof) (a "PIGGY-BACK REGISTRATION"). The Company shall use its best efforts to keep such Piggy-Back Registration continuously effective under the Securities Act until at least the earlier of (A) 90 days after the effective date thereof or (B) the consummation of the distribution by the Holders of all of the Registrable Securities covered thereby. The Company shall use its best efforts to cause the managing underwriter or underwriters, if any, of such proposed offering to permit the Registrable Securities requested to be included in a Piggy-Back Registration to be included on the same terms and conditions as any similar securities of the Company or any other security holder included therein and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method of distribution thereof. Any Selling Holder shall have the right to withdraw its request for inclusion of its Registrable Securities in any Registration Statement pursuant to this Section 6.7 by giving written notice to the Company of its request to withdraw at any time prior to the time it becomes effective. The Company may withdraw a Piggy-Back Registration at any time prior to the time it becomes effective or the Company may elect to delay the registration; provided, however, that the Company shall give prompt written notice thereof to participating Selling Holders. The Piggy-Back Registration right of holders of Warrants and Warrant Shares shall not apply to any underwritten public offering of Capital Stock of the Company that is the initial underwritten public offering of the Capital Stock of the Company unless the securities of other Selling Holders are to be included therein. The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 6.7, and each Holder of Registrable Securities shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder's Registrable Securities pursuant to a Registration Statement effected pursuant to this Section 6.7.

                  No registration effected under this Section 6.7, and no failure to effect a registration under this Section 6.7, shall relieve the Company of its obligation to effect a registration upon the request of Holders of Registrable Securities pursuant to Section 6.1 hereof, and no failure to effect a registration under this Section 6.7 and to complete the sale of securities registered thereunder in connection therewith shall relieve the Company of any other obligation under this Agreement.

         6.8 Priority in Piggy-Back Registration. In a registration pursuant to Section 6.2 hereof involving an underwritten offering, if the managing underwriter or underwriters of such underwritten offering have informed, in writing, the Company and the Selling Holders requesting inclusion in such offering that in such underwriter's or underwriters' opinion the total number of securities which the Company, the Selling Holders and any other Persons desiring to participate in such registration intend to include in such offering is such as to materially and adversely affect the success of such offering, including the price at which such securities can be sold, then the Company will be required to include in such registration only the amount of securities which it is so advised should be included in such registration. In such event: (x) in cases only involving the registration for sale of securities for the Company's own account (other than pursuant to the exercise of "piggy-back" rights herein and in other contractual commitments of the Company), securities shall be registered in such offering in the following order of priority: (i) first, the securities which the Company proposes to register, (ii) second, provided that no securities sought to be included by the Company have been excluded from such registration, the securities of other Persons entitled to exercise "piggy-back" registration rights pursuant to contractual commitments of the Company existing as of the date hereof (the "Investors") (pro rata based on the amount of securities sought to be registered by such Investors); and (iii) third, provided that no securities sought to be included by the Company or the Investors have been excluded from such registration, the securities that have been requested to be included in such registration by the Holders of the Registrable Securities pursuant to this Agreement and the securities of other Persons entitled to exercise "piggy-back" registration rights pursuant to contractual commitments of the Company (pro rata based on the amount of securities sought to be registered by such Persons), and (y) in cases involving the registration for sale of securities for the account of any Investors or any other Person (other than the Holders pursuant to Section 6.1 hereof), securities shall be registered in such offering in the following order of priority: (i) first, the securities of any Investor shall be included pro rata based on the amount of securities sought to be registered by such Persons, (ii) provided that no securities of such Investor referred to in the immediately preceding clause (i) have been excluded from such registration, the securities which have been requested to be included in such registration by the Holders of Registrable Securities pursuant to this Agreement pro rata based upon the aggregate amount of securities held and (iii) third, provided that no securities of the Investors or of the Holders have been excluded from such registrations, securities of other Persons entitled to exercise "piggy-back" registration rights pursuant to contractual commitments (pro rata based on the amount of securities sought to be registered by such Persons) and (iv) fifth, provided that no securities of any other Person have been excluded from such registration, the securities which the Company proposes to register.

                  If, as a result of the provisions of this Section 6.8, any Selling Holder shall not be entitled to include all Registrable Securities in a Piggy-Back Registration that such Selling Holder has requested to be included, such Selling Holder may elect to withdraw his request to include Registrable Securities in such registration at any time prior to the effectiveness thereof.

         6.9 Limitations, Conditions and Qualifications to Obligations Under Registration Covenants. The obligations of the Company set forth in
Section 6 hereof are subject to each of the following limitations, conditions and qualifications:

                  (i) Subject to the next sentence of this paragraph, the Company shall be entitled to postpone, for a reasonable period of time, the filing or effectiveness of, or suspend the rights of any Holders to make sales pursuant to, any Registration Statement otherwise required to be prepared, filed and made and kept effective by it hereunder; provided, however, that the duration of such postponement or suspension may not exceed the earlier to occur of (A) 15 days after the cessation of the circumstances described in the next sentence of this paragraph on which such postponement or suspension is based or
(B) 90 days after the date of the determination of the Board of Directors referred to in the next sentence, and the duration of such postponement or suspension shall be excluded from the calculation of the 180-day period described in Section 6.2 hereof. Such postponement or suspension may be effected only if the Board of Directors of the Company determines reasonably and in good faith that the filing or effectiveness of, or sales pursuant to, such Registration Statement would materially impede, delay or interfere with any financing, offer or sale of securities, acquisition, corporate reorganization or other significant transaction involving the Company or any of its Affiliates or require disclosure of material information which the Company has a bona fide business purpose for preserving as confidential, which financing, offer or sale of securities, acquisition, corporate reorganization or other significant transaction had been initiated at the time of the filing of such Registration Statement; provided, however, that the Company shall not be entitled to such postponement or suspension more than twice in any twelve-month period. If the Company shall so postpone the filing of a Registration Statement it shall, as promptly as possible, deliver a certificate signed by the Chief Executive Officer of the Company to the Selling Holders as to such determination, and the Selling Holders shall (y) have the right, in the case of a postponement of the filing or effectiveness of a Registration Statement, upon the affirmative vote of the Holders of not less than a majority of the Registrable Securities to be included in such Registration Statement, to withdraw the request for registration by giving written notice to the Company within 10 days after receipt of such notice or (z) in the case of a suspension of the right to make sales, receive an extension of the registration period equal to the number of days of the suspension. Any Demand Registration as to which the withdrawal election referred to in the preceding sentence has been effected shall not be counted for purposes of the single Demand Registration the Company may be required to effect pursuant to Section 6.1 hereof.

                  (ii) The Company shall not be required by this Agreement to effect a Demand Registration within 90 days immediately following the effective date of any registration statement pertaining to a firmly underwritten offering of equity securities of the Company for its own account; provided, however, that this clause (ii) shall not apply if the underwriter of such offering consents to the request for such Demand Registration pursuant to Section 6.1.

                  (iii) The Company shall not be required by this Agreement to effect a Demand Registration within 60 days immediately following the effective date of any registration statement pertaining to a firmly underwritten offering of equity securities of the Company for the account of any security holder of the Company; provided, however, that this clause (ii) shall not apply if the underwriter of such offering consents to the request for such Demand Registration pursuant to Section 6.1.

                  (iv) The Company's obligations shall be subject to the obligations of the Selling Holders, which the Selling Holders acknowledge, to furnish all information and materials and to take any and all actions as may be required under applicable federal and state securities laws and regulations to permit the Company to comply with all applicable requirements of the SEC and to obtain any acceleration of the effective date of such Registration Statement.

                  (v) The Company shall not be obligated to cause any special audit to be undertaken in connection with any registration pursuant to this Agreement unless such audit is required by the SEC or requested by the underwriters with respect to such registration.

         6.10 Restrictions on Sale by the Company and Others. The Company will not, and the Company will not cause or permit any subsidiary of the Company to, after the date hereof, enter into any agreement or contract that conflicts with or limits or prohibits the full and timely exercise by the Holders of Registrable Securities of the rights herein to request a Demand Registration or to join in any Piggy-Back Registration subject to the other terms and provisions hereof.

         6.11 Rule 144 and Rule 144A. The Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder in a timely manner and, if at any time the Company is not required to file such reports, it will, upon the request of any Holder or beneficial owner of Registrable Securities, make available such information necessary to permit sales pursuant to Rule

144A under the Securities Act. The Company further covenants that it will take such further action as any Holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144(k) and Rule 144A under the Securities Act, as such Rules may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC (it being expressly understood that the foregoing shall not create any obligation on the part of the Company to file periodic reports or other reports under the Exchange Act at any time that it is not then required to file such reports pursuant to the Exchange
Act). Upon the request of any Holder of Registrable Securities, the Company will in a timely manner deliver to such Holder a written statement as to whether it has complied with such information requirements.

         6.12     "Market Stand-Off" Agreement.

                  (a) If the Company has complied with all its obligations with respect to a Demand Registration or a Piggy-Back Registration relating to an underwritten public offering, all holders of Warrants and Warrant Shares, upon request of the lead managing underwriter with respect to such underwritten public offering, will be required to not sell or otherwise dispose of any Warrants and Warrant Shares owned by them for a period not to exceed 180 days from the consummation of such underwritten public offering; provided, however, that except for the initial underwritten public offering of Capital Stock of the Company, such requirement shall apply to Warrant Shares not sold in a Demand Registration or Piggy-Back Registration due to a reduction pursuant to Section
6.6 or 6.8 hereof for a period not to exceed 90 days from such date of consummation.

                  (b) In order to enforce the foregoing covenant, the Company shall have the right to place restrictive legends on the certificates representing the shares subject to this Section 6 and to impose stop transfer instructions with respect to the Registrable Securities and such other shares of stock of each Holder (and the shares or securities of every other Person subject to the foregoing restriction) until the end of such period. The provisions of this Section 6.12 shall be binding upon any transferee of any Registrable Securities.

         6.13 Registration Procedures. In connection with the obligations of the Company with respect to any Registration Statement pursuant to Section 6 hereof, the Company shall, except as otherwise provided:

                  (a) Prepare and file with the SEC as soon as practicable each such Registration Statement (but in any event on or prior to the date of filing thereof required under this Agreement) and cause such Registration Statement to become effective and remain effective as provided herein; provided, however, that before filing any such Registration Statement or any Prospectus pursuant to
Section 6.1 hereof or any amendments or supplements thereto (including documents that would be incorporated or deemed to be incorporated therein by reference, including such documents filed under the Exchange Act that would be incorporated therein by reference), the Company shall, upon request, afford promptly to the Holders of the Registrable Securities covered by such Registration Statement, their counsel and the managing underwriter or underwriters, if any, an opportunity to review copies of all such documents proposed to be filed a reasonable time prior to the proposed filing thereof. The Company shall not file any Registration Statement or Prospectus pursuant to Section 6.1 or any amendments or supplements thereto if the Holders of a majority of the Registrable Securities covered by such Registration Statement, their counsel, or the managing underwriter or underwriters, if any, shall reasonably object in writing unless failure to file any such amendment or supplement would involve a violation of the Securities Act or other applicable law.

                  (b) Prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement as may be necessary to keep such Registration Statement continuously effective for the time periods prescribed hereby; cause the related Prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; and comply with the provisions of the Securities Act, the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to it with respect to the disposition of all securities covered by such Registration Statement as so amended or in such prospectus as so supplemented.

                  (c) Notify the Holders of Registrable Securities, their counsel and the managing underwriter or underwriters, if any, promptly (but in any event within two (2) Business Days), and confirm such notice in writing, (i) when a Prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective (including in such notice a written statement that any Holder may, upon request, obtain, without charge, one conformed copy of such Registration Statement or post-effective amendment including financial statements and schedules and exhibits), (ii) of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or the initiation or threatening of any proceedings for that purpose,
(iii) if at any time when a prospectus is required by the Securities Act to be delivered in connection with sales of the Registrable Securities the representations and warranties of the Company contained in any agreement (including any underwriting agreement) contemplated by Section 6.13(1) below, to the knowledge of the Company, cease to be true and correct in any material respect, (iv) of the receipt by the Company of any notification with respect to
(A) the suspension of the qualification or exemption from qualification of the Registration Statement or any of the Registrable Securities covered thereby for offer or sale in any jurisdiction, or (B) the initiation of any proceeding for such purpose, (v) of the happening of any event, the existence of any condition or information becoming known that requires the making of any changes in such Registration Statement, Prospectus or documents so that, in the case of such Registration Statement, it will conform in all material respects with the requirements of the Securities Act and it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will conform in all material respects with the requirements of the Securities Act and it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (vi) of the Company's reasonable determination that a post-effective amendment to such Registration Statement would be appropriate.

                  (d) Use every reasonable effort to prevent the issuance of any order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of a Prospectus or suspending the qualification (or exemption from qualification) of any of the Registrable Securities covered thereby for sale in any jurisdiction, and, if any such order is issued, to obtain the withdrawal of any such order as soon as practicable.

                  (e) Subject to Sections 6.2 and 6.9 hereof, if requested by the managing underwriter or underwriters, if any, or the Holders of a majority of the Registrable Securities being sold in connection with an underwriting offering (only for registrations pursuant to Section 6.1 hereof), (i) promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter or underwriters, if any, or such Holders reasonably request to be included therein to comply with applicable law, (ii) make all required filings of such prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such prospectus supplement or post-effective amendment, and (iii) supplement or make amendments to such Registration Statement if required in connection therewith.

                  (f) Furnish to each Holder of Registrable Securities who so requests and to counsel for the Holders of Registrable Securities and each managing underwriter, if any, without charge, upon request, one conformed copy of the Registration Statement and each post-effective amendment thereto, including financial statements and schedules, and of all documents incorporated or deemed to be incorporated therein by reference and all exhibits (including exhibits incorporated by reference).

                  (g) Deliver to each Holder of Registrable Securities, their counsel and each underwriter, if any, without charge, as many copies of each Prospectus (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request; and, subject to Sections 6.2 and
6.9 and the last paragraph of this Section 6.13, the Company hereby consents to the use of such prospectus and each amendment or supplement thereto by each of the Holders of Registrable Securities and the underwriter or underwriters or agents, if any, in connection with the offering and sale of the registrable Securities covered by such Prospectus and any amendment or supplement thereto.

                  (h) Prior to any offering of Registrable Securities, to register or qualify, and cooperate with the Holders of Registrable Securities, the underwriter or underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of, such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions within the United States as the managing underwriter or underwriters reasonably request in writing, or, in the event of a non-underwritten offering, as the Holders of a majority of the Registrable Securities may reasonably request; provided, however, that where Registrable Securities are offered other than through an underwritten offering, the Company agrees to cause its counsel to perform blue sky investigations and file registrations and qualifications required to be filed pursuant to this Section 6.13 (h); keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the securities covered thereby; provided, however, that the Company will not be required to (A) qualify generally to do business in any jurisdiction where it is not then so qualified, (B) take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or (C) become subject to taxation in any jurisdiction where it is not then so subject.

                  (i) Cooperate with the Holders of Registrable Securities and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates shall not bear any restrictive legends whatsoever and shall be in a form eligible for deposit with The Depository Trust Company ("DTC"); and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, or Holders may reasonably request at least two Business Days prior to any sale of Registrable Securities in a firm commitment underwritten public offering.

                  (j) Subject to Sections 6.2 and 6.9 hereof, upon the occurrence of any event contemplated by Section 6.13(c)(v) or 6.13(c)(vi) above, as promptly as practicable prepare a supplement or post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and, subject to Section 6.13(a) hereof, file such with the SEC so that, as thereafter delivered to the purchasers of Registrable Securities being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (k) Prior to the effective date of a Registration Statement,
(i) provide the registrar for the Registrable Securities with certificates for such securities in a form eligible for deposit with DTC and (ii) provide a CUSIP number for such securities.

                  (l) In connection with any registration hereunder that may be an underwritten offering enter into an underwriting agreement in form, scope and substance as is customary in underwritten offerings and take all such other actions as are reasonably requested by the managing underwriter or underwriters in order to expedite or facilitate the registration or disposition of such Registrable Securities in any underwritten offering to be made of the Registrable Securities in accordance with this Agreement, and in such connection, (i) make such representations and warranties to the underwriter or underwriters, with respect to the business of the Company and the subsidiaries of the Company, and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings, and confirm the same if and when requested; (ii) use reasonable efforts to obtain opinions of counsel to the Company and updates thereof, addressed to the underwriter or underwriters covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by underwriters;
(iii) use reasonable efforts to obtain "cold comfort" letters and updates thereof from the independent certified public accountants of the Company (and, if applicable, the subsidiaries of the Company) and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement, addressed to each of the underwriters, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings and such other matters as reasonably requested by the managing underwriter or underwriters and as permitted by the Statement of Auditing Standards No. 72; and (iv) if an underwriting agreement is entered into, the same shall contain customary indemnification provisions and procedures (or such other provisions and procedures reasonably acceptable to Holders of a majority of Registrable Securities covered by such Registration Statement and the managing underwriter or underwriters or agents) with respect to all parties to be indemnified pursuant to such agreement. The above shall be done at each closing under such underwriting agreement, or as and to the extent required thereunder.

                  (m) Make available for inspection by a representative of the Holders of Registrable Securities being sold, any underwriter participating in any such disposition of

Registrable Securities, if any, and any attorney or accountant retained by such representative of the Holders or underwriter, at the offices where normally kept, during reasonable business hours, all financial and other records, pertinent corporate documents and properties of the Company and the subsidiaries of the Company, and cause the officers, directors and employees of the Company and the subsidiaries of the Company to supply all information in each case reasonably requested by any such Person in connection with such Registration Statement; provided, however, that all material non-public information shall be kept confidential by such Person, except to the extent that (i) subject to Sections 6.2 and 6.9 hereof, the disclosure of such information is necessary or advisable to avoid or correct a misstatement or omission in the Registration Statement or in any Prospectus; provided, however, that prior notice is given to the Company, and the Company's legal counsel and such Holder's legal counsel concur that disclosure is required, (ii) the release of such information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, (iii) disclosure of such information is necessary in connection with any action, claim, suit or proceeding, directly or indirectly, involving or potentially involving such Person and arising out of, based upon, relating to or involving this Agreement or any of the transactions contemplated hereby or arising hereunder; provided, however, that prior notice shall be provided as soon as practicable to the Company of the potential disclosure of any information by such Person pursuant to clauses (ii) or (iii) of this sentence to permit the Company to obtain a protective order (or waive the provisions of this paragraph (m)) and that such Person shall take all actions as are reasonably necessary to protect the confidentiality of such information (if practicable) to the extent such action is otherwise not inconsistent with, an impairment of or in derogation of the rights and interests of the Holder or any such Person, or
(iv) such information has been made generally available to the public.

                  (n) Comply with all applicable rules and regulations of the SEC and make generally available to its security holders earnings statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than forty-five (45) days after the end of any 12-month period (or ninety (90) days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to an underwriter or to underwriters in a firm commitment or best efforts underwritten offering and (ii) if not sold to an underwriter or to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company after the effective date of the relevant Registration Statement, which statements shall cover such 12-month periods.

                  (o) Use its best efforts to cause all Registrable Securities relating to such Registration Statement to be listed on each securities exchange, if any, on which similar securities issued by the Company are then listed.

                  (p) Cooperate with the Selling Holders of Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends and registered in such names as the selling Holders may reasonably request at least two Business Days prior to the closing of any sale of Registrable Securities.

                  Each seller of Registrable Securities as to which any registration is being effected agrees, as a condition to the registration obligations with respect to such Holder provided herein, to furnish to the Company such information regarding such seller and the distribution of such Registrable Securities as the Company may, from time to time, reasonably request in writing to comply with the Securities Act and other applicable law. The Company may exclude from such registration the Registrable Securities of any seller for so long as suchseller fails to furnish such information within a reasonable time after receiving such request. If the identity of a seller of Registrable Securities is to be disclosed in the Registration Statement, such seller shall be permitted to include all information regarding such seller as it shall reasonably request.

                  Each Holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 6.13(c)(ii), 6.13(c)(iv), 6.13(c)(v), or 6.13(c)(vi) hereof, such Holder will forthwith discontinue disposition of such Registrable Securities covered by the Registration Statement or Prospectus until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 6.13(j) hereof), or until it is advised in writing (the "ADVICE") by the Company that the use of the applicable prospectus may be resumed, and has received copies of any amendments or supplements thereto, and, if so directed by the Company, such Holder will, at the Company's expense, deliver to the Company all copies, other than permanent file copies, then in such Holder's actual possession of the Prospectus covering such Registrable Securities current at the time of receipt of such notice; provided, however, that nothing herein shall create any obligation on the part of any Holder to undertake to retrieve or return any such Prospectus not within the actual possession of such Holder. In the event the Company shall give any such notice, the period of time for which a Registration Statement is required hereunder to be effective shall be extended by the number of days during such periods from and including the date of the giving of such notice to and including the date when each seller of Registrable Securities covered by such Registration Statement shall have received (x) the copies of the supplemented or amended Prospectus contemplated by Section 6.13(j) hereof or (y) the Advice.

                  Section 7. Tag-Along Rights. Prior to the consummation of an underwritten public offering or the listing of the Company's Common Stock on a national securities exchange or the authorization for quotation of such Common Stock on the Nasdaq National Market, in the event that a Permitted Holder or Permitted Holders propose to sell or otherwise transfer, directly or indirectly, in a single transaction or a series of related transactions, shares of the Company's Common Stock representing 25% or more of the aggregate number of shares of such Common Stock owned by such Permitted Holders on the date the transactions contemplated by the Merger Agreement are consummated (other than (i) sales in an bona fide public offering pursuant to an effective registration statement under the Securities Act, (ii) sales to the public pursuant to Rule 144 or any similar rule or rules then in effect, (c) transfers to the Company or one or more of its stockholders pursuant to a right of first refusal and (d) transfers to Affiliates of such Permitted Holders), such Permitted Holders shall give each holder of Warrants or Warrant Shares notice (the "TAG-ALONG NOTICE") of the number of shares of Common Stock to be transferred and the price and other terms on which such shares of Common Stock are to be transferred. Any Holder may elect to participate in such transfer (a "TAG-ALONG RIGHT") by giving notice of the decision to exercise the Tag-Along Right to the selling Permitted Holders within 10 Business Days of receipt of the Tag-Along Notice. The number of Warrants or Warrant Shares that any Holder electing to participate in a transfer shall be eligible to sell pursuant to the Tag-Along Right shall be that percentage of the aggregate number of shares of Common Stock to be transferred equal to a fraction, expressed as a percentage, the numerator of which is the total number of shares of Common Stock held by such Holder assuming the exercise of all Warrants held by such Holder and the denominator of which is the total number of shares of Common Stock held by all stockholders participating in such transfer, including the Permitted Holder or Permitted Holders and other Holders, assuming the exercise of all Warrants held by Holders participating in the transfer.

                           Any Warrants or Warrant Shares purchased from the
Holders thereof pursuant to the exercise of Tag-Along Rights shall be paid for at the same price per share of Common Stock and on the same terms and conditions as such proposed transfer of Common Stock by the selling Permitted Holders. If the securities to be purchased include securities other than Common Stock, the price to be paid for the Warrants and Warrant Shares shall be the same price per share or other denomination paid by the proposed purchaser for like securities purchased from the Permitted Holders or, if like securities are not purchased from the Permitted Holders, the fair market value of such securities as determined by a nationally recognized investment banking firm selected by the Company.

                  In the event that the proposed purchaser does not purchase Warrants or Warrant Shares entitled to be transferred pursuant to this Section 7, then the selling Permitted Holder or Permitted Holders shall purchase such Warrants or Warrant Shares if the transfer is consummated.

                  Section 8. Drag Along Rights. Subject to the limitations set forth below, if at any time prior to an underwritten public offering of Common Stock of the Company, any Permitted Holder or Permitted Holders propose to sell or otherwise transfer, including by way of merger, consolidation or otherwise, all of the Capital Stock of the Company held by such Permitted Holder or Permitted Holders to a Person that is not a Permitted Holder in a transaction resulting in a Change of Control of the Company (a "DRAG SALE"), the transferring Permitted Holder or Permitted Holders (whether directly or indirectly through an Affiliate) shall have the right to require the Holders of Warrants or Warrant Shares, as the case may be, to sell such Warrants or Warrants Shares to the proposed transferee (the "DRAG-ALONG RIGHTS"). The exercise of Drag-Along Rights are subject to the conditions that (i) the consideration to be received by the Holders shall be the same type of consideration received by the Permitted Holder or Permitted Holders in the Drag Sale and, in any event, shall be cash or freely transferable marketable securities and (b) after giving effect to such Drag Sale, the Permitted Holders shall not own, directly or indirectly, any Capital Stock of the Company or the surviving entity or rights to purchase such Capital Stock.

                           Any Warrants or Warrant Shares purchased from the
holders thereof pursuant to the exercise of such Drag-Along Rights shall be paid for at the same price per share of Common Stock and on the same terms and conditions as such proposed transfer of Common Stock by the Permitted Holders pursuant to the Drag Sale. If the securities to be purchased include securities other than Common Stock, the price to be paid for the Warrants and Warrant Shares shall be the same price per share or other denomination paid by the proposed purchaser in the Drag Sale for like securities purchased from the Permitted Holders or, if like securities are not purchased from the Permitted Holders, the fair market value of such securities as determined by a nationally recognized investment banking firm selected by the Company.

                           If at any time a Permitted Holder or Permitted
Holders intend to exercise Drag-Along Rights pursuant to this Section 8, such Permitted Holder or Permitted Holders, as the case may be, shall give written notice thereof to the Holders at least 10 Business Days prior to the consummation of the proposed transaction. The notice shall set out, in reasonable detail, (i) information concerning the identity of the proposed transferee and (ii) a description of the material terms and conditions of the proposed Drag Sale.

                  Section 9.   Registration of Transfers and Exchanges.

                  (a) Transfer and Exchange of Global Warrants. The transfer and exchange of Global Warrants or beneficial interests therein shall be effected through the Depositary, in accordance with this Agreement and the procedures of the Depositary therefor.

                  (b) Exchange of a Beneficial Interest in a Global Warrant for a Definitive Warrant.

                  (i) Any Holder of a beneficial interest in a Global Warrant may upon request exchange such beneficial interest for a Definitive Warrant. Upon receipt by the Warrant Agent of written instructions or such other form of instructions as is customary for the Depositary from the Depositary or its nominee on behalf of any Person having a beneficial interest in a Global Warrant and, in the case of a Registrable Security, the following additional information and documents (all of which may be submitted by facsimile):

                           (A) if such beneficial interest is being delivered to
the Person designated by the Depositary as being the beneficial owner, a certification to that effect (in substantially the form of Exhibit B hereto);

                           (B) if such beneficial interest is being transferred
(1) to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) in accordance with Rule 144A under the Securities Act or (2) pursuant to an exemption from registration in accordance with Rule 144 under the Securities Act (based on an opinion of counsel if the Company so requests) or
(3) pursuant to an effective registration statement under the Securities Act, a certification to that effect (in substantially the form of Exhibit B hereto);

                           (C) if such beneficial interest is being transferred
to any institutional "accredited investor," within the meaning of Rule 50l(a)(l), (2), (3) or (7) under the Securities Act pursuant to a private placement exemption from the registration requirements of the Securities Act (based on an opinion of counsel if the Company so requests), a certification to that effect (in substantially the form of Exhibit B hereto) and a certification from the applicable transferee;

                           (D) if such beneficial interest is being transferred
pursuant to an exemption from registration in accordance with Rule 904 under the Securities Act (and based on an opinion of counsel if the Company so requests), a certification to that effect (in substantially the form of Exhibit B); provided, however, that no such exchange shall be made during the Restricted Period; or

                           (E) if such beneficial interest is being transferred
in reliance on another exemption from the registration requirements of the Securities Act (and based on an opinion of counsel if the Company so requests), a certification to that effect (in substantially the form of Exhibit B hereto);

         then the Warrant Agent shall cause, in accordance with the standing instructions and procedures existing between the Depositary and Warrant Agent, the number of Warrants and Warrant Shares represented by the Global Warrant to be reduced by the number of Warrants and Warrant Shares to be represented by the Definitive Warrants to be issued in exchange for the interest of such Person in the Global Warrant and, following such reduction, the Company shall execute and the Warrant Agent shall countersign and deliver to the transferee, as the case may be, a Definitive Warrant.

                  (ii) Definitive Warrants issued in exchange for a beneficial interest in a Global Warrant pursuant to this Section 9(b) shall be registered in such names as the Depositary pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Warrant Agent. The Warrant Agent shall deliver such Definitive Warrants to the Persons in whose names such Warrants are so registered.

                  (iii) Notwithstanding the foregoing, a beneficial interest in the Regulation S Global Warrant may not be exchanged for a Definitive Warrant or transferred to a Person who takes delivery thereof in the form of a Definitive Warrant prior to (x) the expiration of the Restricted Period and (y) the receipt by the Warrant Agent of any certificates required pursuant to Rule 903(c)(3)(ii)(B) under the Securities Act, except in the case of a transfer pursuant to an exemption from the registration requirements of the Securities Act other than Rule 903 or Rule 904.

                  (c) Transfer and Exchange of Definitive Warrants.

                  When Definitive Warrants are presented to the Warrant Agent with a request:

                  (i)  to register the transfer of the Definitive Warrants; or

                  (ii) to exchange such Definitive Warrants for an equal number of Definitive Warrants of other authorized denominations,

         the Warrant Agent shall register the transfer or make the exchange as requested if its requirements for such transactions are met; provided, however, that the Definitive Warrants presented or surrendered for registration of transfer or exchange:

                           (x) shall be duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Warrant Agent, duly executed by the Holder thereof or by his attorney, duly authorized in writing; and

                           (y) in the case of Registrable Securities, such request shall be accompanied by the following additional information and documents, as applicable:

                  (iii) if such Registrable Security is being delivered to the Warrant Agent by a Holder for registration in the name of such Holder, without transfer, a certification from such Holder to that effect (in substantially the form of Exhibit B hereto);

                  (iv) if such Registrable Security is being transferred (1) to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) in accordance with Rule 144A under the Securities Act or (2) pursuant to an exemption from registration in accordance with Rule 144 under the Securities Act (and based on an opinion of counsel if the Company so requests) or (3) pursuant to an effective registration statement under the Securities Act, a certification to that effect (in substantially the form of Exhibit B hereto);

                  (v) if such Registrable Security is being transferred to an institutional "accredited investor," within the meaning of Rule 501(a)(1), (2),
(3) or (7) under the Securities Act pursuant to a private placement exemption from the registration requirements of the Securities Act (and based on an opinion of counsel if the Company so requests), a certification to that effect (in substantially the form of Exhibit B hereto) and a certification from the applicable transferee:

                  (vi) if such Registrable Security is being transferred pursuant to an exemption from registration in accordance with Rule 904 under the Securities Act (and based on an opinion of counsel if the Company so requests), a certification to that effect (in substantially the form of Exhibit B hereto); or

                  (vii) if such Registrable Security is being transferred in reliance on another exemption from the registration requirements of the Securities Act (and based on an opinion of counsel if the Company so requests), a certification to that effect (in substantially the form of Exhibit B hereto).

                  (d) Restrictions on Exchange or Transfer of a Definitive Warrant for a Beneficial Interest in a Global Warrant. A Definitive Warrant may not be exchanged for a beneficial interest in a Global Warrant except upon satisfaction of the requirements set forth below. Upon receipt by the Warrant Agent of a Definitive Warrant, duly endorsed or accompanied by appropriate instruments of transfer, in form satisfactory to the Warrant Agent, together with:

                  (i) if such Definitive Warrant is a Registrable Security, certification from the Holder thereof (in substantially the form of Exhibit B hereto) to the effect that such Definitive Warrant is being transferred by such Holder either (A) to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) in accordance with Rule 144A under the Securities Act,
(B) outside the United States to a foreign Person in a transaction meeting the requirements of Rule 904 under the Securities Act (and based on an opinion of counsel if the Company so requests) or (C) to an "institutional accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act, pursuant to a private placement exemption from the registration requirements of the Securities Act, who has provided a certification to that effect (and based on an opinion of counsel if the Company so requests) and who wishes to take delivery thereof in the form of a beneficial interest in a Global Warrant; and

                  (ii) whether or not such Definitive Warrant is a Registrable Security, written instructions directing the Warrant Agent to make, or to direct the Depositary to make, an endorsement on the Global Warrant to reflect an increase in the number of Warrants and Warrant Shares represented by the Global Warrant equal to the number of Warrants and Warrant Shares represented by such Definitive Warrant, then the Warrant Agent shall cancel such Definitive Warrant and cause, or direct the Depositary to cause, in accordance with the standing instructions and procedures existing between the Depositary and the Warrant Agent, the number of Warrants and Warrant Shares represented by the Global Warrant to be increased accordingly. If no Global Warrants are then outstanding, the Company shall issue and the Warrant Agent shall countersign a new Global Warrant representing the appropriate number of Warrants and Warrant Shares.

                  (e) Restrictions on Transfer and Exchange of Global Warrants. Notwithstanding any other provisions of this Agreement (other than the provisions set forth in subsection (f) of this Section 9), a Global Warrant may not be transferred as a whole except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

                  (f) Countersigning of Definitive Warrants in Absence of Depositary. If at any time:

                  (i) the Depositary for the Global Warrants notifies the Company that the Depositary is unwilling or unable to continue as Depositary for the Global Warrants and a successor Depositary for the Global Warrants is not appointed by the Company within 90 days after delivery of such notice; or

                  (ii) the Company, in its sole discretion, notifies the Warrant Agent in writing that it elects to cause the issuance of Definitive Warrants under this Agreement,

then the Company shall execute, and the Warrant Agent, upon written instructions signed by an officer of the Company, shall countersign and deliver Definitive Warrants, in an aggregate number equal to the number of Warrants represented by the Global Warrants, in exchange for such Global Warrants.

                  (g) Legends.

                  (i) Except for any Registrable Security sold or transferred (including any Registrable Security represented by a Global Warrant) as discussed in clause (ii) below, each Warrant Certificate evidencing the Global Warrants and the Definitive Warrants (and all Warrants issued in exchange therefor or substitution thereof) and each certificate representing the Warrant Shares shall be substantially in the form of Exhibit A hereto and shall bear a legend in substantially the following form:

              "THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1)(a) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A,
         (b) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (c) TO CERTAIN INSTITUTIONAL ACCREDITED INVESTORS WITHIN THE MEANING OF SUBPARAGRAPHS (a)(1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, (d) FOLLOWING THE RELEASE OF PROCEEDS FROM THE ESCROW ACCOUNT, OUTSIDE THE UNITED STATES TO A NON-UNITED STATES PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 UNDER THE SECURITIES ACT OR (e) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT (AND BASED ON AN OPINION OF COUNSEL IF THE COMPANY SO REQUESTS), (2) TO THE COMPANY OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE."

                  (ii) Separability Legend. Until the Separation Date, each Warrant Certificate shall bear a legend in substantially the following form (the "Separability Legend"):

         "UNTIL THE SEPARATION DATE (AS DEFINED), THIS WARRANT HAS BEEN ISSUED AS, AND MUST BE TRANSFERRED AS, A UNIT TOGETHER WITH THE ASSOCIATED 12 3/4% SENIOR SUBORDINATED NOTES DUE 2007. EACH UNIT CONSISTS OF $1,000 PRINCIPAL AMOUNT OF NOTES AND A WARRANT TO PURCHASE 0.2298 SHARES OF COMMON STOCK, SUBJECT TO ADJUSTMENT UNDER CERTAIN CIRCUMSTANCES. A COPY OF THE INDENTURE PURSUANT TO WHICH THE NOTES HAVE BEEN ISSUED IS AVAILABLE FROM THE COMPANY UPON REQUEST."

                  (iii) Upon any sale or transfer of a Registrable Security (including any Registrable Security represented by a Global Warrant) pursuant to an effective registration statement under the Securities Act, pursuant to Rule 144 under the Securities Act or pursuant to an opinion of counsel reasonably satisfactory to the Company that no legend is required:

                           (A) in the case of any Registrable Security that is a
Definitive Warrant, the Warrant Agent shall permit the Holder thereof to exchange such Registrable Security for a Definitive Warrant that does not bear the legend set forth in clause (i) above and rescind any restriction on the transfer of such Registrable Security; and

                           (B) in the case of any Registrable Security
represented by a Global Warrant, such Registrable Security shall not be required to bear the legend set forth in clause (i) above but shall continue to be subject to the provisions of Section 7(e) hereof; provided, however, that with respect to any request for an exchange of a Registrable Security that is represented by a Global Warrant for a Definitive Warrant that does not bear the legend set forth in clause (i) above, which request is made in reliance upon Rule 144 (and based upon an opinion of counsel if the Company so requests), the Holder thereof shall certify in writing to the Warrant Agent that such request is being made pursuant to Rule 144 (such certification to be substantially in the form of Exhibit B hereto).

                  (h) Cancellation of Global Warrant. At such time as all beneficial interests in Global Warrants have either been exchanged for Definitive Warrants, redeemed, repurchased or cancelled, all Global Warrants shall be returned to or retained and cancelled by the Warrant Agent.

                  (i) Obligations with Respect to Transfers and Exchanges of Warrants.

                  (i) To permit registrations of transfers and exchanges, the Company shall execute and the Warrant Agent is hereby authorized to countersign, in accordance with the provisions of Section 3 and this Section 9, Definitive Warrants and Global Warrants as required pursuant to the provisions of this
Section 9.

                  (ii) All Definitive Warrants and Global Warrants issued upon any registration of transfer or exchange of Definitive Warrants or Global Warrants shall be the valid obligations of the Company, entitled to the same benefits under this Agreement as the Definitive Warrants or Global Warrants surrendered upon such registration of transfer or exchange.

                  (iii) Prior to due presentment for registration of transfer or exchange of any Warrant, the Warrant Agent and the Company may deem and treat the Person in whose name any Warrant is registered (the "HOLDER" of such Warrant) as the absolute owner of such Warrant and neither the Warrant Agent, nor the Company shall be affected by notice to the contrary.

                  (iv) No service charge shall be made to a Holder for any registration, transfer or exchange.

                  Section 10.   Terms of Warrants; Exercise of Warrants.

                  Subject to the terms of this Agreement, each Warrant Holder shall have the right, which may be exercised commencing at the opening of business on the Exercisability Date and until 5:00 p.m., New York City time, on the Expiration Date to receive from the Company the number of fully paid and nonassessable Warrant Shares which the Holder may at the time be entitled to receive on exercise of such Warrants and payment of the Exercise Price then in effect for such Warrant Shares; provided, however, that no Holder shall be entitled to exercise such Holder's Warrants at any time, unless, at the time of exercise, (i) a registration statement under the Securities Act relating to the Warrant Shares has been filed with, and declared effective by, the Commission, and no stop order suspending the effectiveness of such registration statement has been issued by the Commission or (ii) the issuance of the Warrant Shares is permitted pursuant to an exemption from the registration requirements of the Securities Act. Subject to the provisions of the following paragraph of this
Section 10, each Warrant not exercised prior to 5:00 p.m., New York City time, on the Expiration Date shall become void and all rights thereunder and all rights in respect thereof under this Agreement shall cease as of such time. No adjustments as to dividends will be made upon exercise of the Warrants.

                  The Company shall give notice not less than 90, and not more than 120, days prior to the Expiration Date to the Holders of all then outstanding Warrants to the effect that the Warrants will terminate and become void as of 5:00 p.m., New York City time, on the Expiration Date. If the Company fails to give such notice, the Warrants will not expire until 90 days after the Company gives such notice; provided, however, in no event will Holders be entitled to any damages or other remedy for the Company's failure to give such notice other than any such extension.

                  A Warrant may be exercised upon surrender to the Company at the principal office of the Warrant Agent of the certificate or certificates evidencing the Warrant to be exercised with the form of election to purchase on the reverse thereof duly completed and signed, which signature shall be guaranteed by a bank or trust company having an office or correspondent in the United States or a broker or dealer which is a member of a registered securities exchange or the National Association of Securities Dealers, Inc., and upon payment to the Warrant Agent for the account of the Company of the Exercise Price as adjusted as herein provided for each of the Warrant Shares in respect of which such Warrant is then exercised. Payment of the aggregate Exercise Price shall be made by Federal wire transfer to the account designated by the Company or by certified or official bank check, payable to the order of the Company. In the alternative, each Holder may exercise its right to receive Warrant Shares on a net basis, such that without the exchange of any funds, the Holder receives that number of Warrant Shares otherwise issuable upon exercise of its Warrants less that number of Warrant Shares having a fair market value equal to the aggregate Exercise Price that would otherwise have been paid by the Holder for the Warrant Shares being issued. For purposes of the foregoing sentence, "fair market value" of the Warrant

Shares shall be the Current Market Price of the Warrant Shares on the date immediately preceding the date of payment of the Exercise Price as determined by the procedures set forth in Section 15.6. The exercise of Warrants by Holders of beneficial interests in Global Warrants shall be effected in accordance with this Agreement and the procedures of the Depositary therefor.

                  Subject to the provisions of Section 11 hereof, upon surrender of Warrants and payment of the Exercise Price as provided above by any Holder, the Warrant Agent shall promptly notify the Company. and the Company shall promptly transfer to such Holder a certificate or certificates for the appropriate number of Warrant Shares or other securities or property (including any money) to which such Holder is entitled, registered or otherwise placed in, or payable to the order of, such name or names as may be directed in writing by such Holder, and shall deliver such certificate or certificates representing the Warrant Shares and any other securities or property (including any money) to such Holder or any other Person or Persons entitled to receive the same, together with an amount in cash in lieu of any fraction of a share as provided in Section 17. Any such certificate or certificates representing the Warrant Shares shall be deemed to have been issued and any Person so designated to be named therein shall be deemed to have become a Holder of record of such Warrant Shares as of the date of the surrender of such Warrants and payment of the Exercise Price.

                  The Warrants shall be exercisable commencing on the Exercisability Date, at the election of the Holders thereof, either in full or from time to time in part, and, in the event that a certificate evidencing Warrants is exercised in respect of fewer than all of the Warrant Shares issuable on such exercise at any time prior to the Expiration Date, a new certificate evidencing the remaining Warrant or Warrants will be issued, and the Warrant Agent is hereby irrevocably authorized to countersign and to deliver the required new Warrant Certificate or Certificates pursuant to the provisions of this Section 10 and of Section 4 hereof, and the Company, whenever required by the Warrant Agent, will supply the Warrant Agent with Warrant Certificates duly executed on behalf of the Company for such purpose.

                  All Warrant Certificates surrendered upon exercise of Warrants shall be cancelled by the Warrant Agent. Such cancelled Warrant Certificates shall, upon the Company's written request, then be returned by the Warrant Agent to the Company. The Warrant Agent shall account promptly to the Company with respect to Warrants exercised and concurrently pay to the Company all monies received by the Warrant Agent for the purchase of the Warrant Shares through the exercise of such Warrants.

                  The Warrant Agent shall keep copies of this Agreement and any notices given or received hereunder by or from the Company available for inspection by the Holders during normal business hours at its office. The Company shall supply the Warrant Agent from time to time with such numbers of copies of this Agreement as the Warrant Agent may request.

                  Section 11. Payment of Taxes. The Company will pay all documentary stamp taxes attributable to the initial issuance of Warrant Shares upon the exercise of Warrants or to any separation of the Warrants from the Notes; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue of any Warrant Certificates or any certificates for Warrant Shares in a name other than that of the Holder of a Warrant Certificate surrendered upon the exercise of a Warrant, and the Company shall not be required to issue or deliver such Warrant Certificates unless or until the

Person or Persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

                  Section 12. Mutilated or Missing Warrant Certificates. In case any of the Warrant Certificates shall be mutilated, lost, stolen or destroyed, the Company may in its discretion issue and the Warrant Agent may countersign, in exchange and substitution for and upon cancellation of the mutilated Warrant Certificate, or in lieu of and substitution for the Warrant Certificate lost, stolen or destroyed, a new Warrant Certificate of like tenor and representing an equivalent number of Warrants, but only upon receipt of evidence reasonably satisfactory to the Company and the Warrant Agent of such loss, theft or destruction of such Warrant Certificate and indemnity, if requested, also reasonably satisfactory to them. Applicants for such substitute Warrant Certificates shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company or the Warrant Agent may prescribe.

                  Section 13. Reservation of Warrant Shares. The Company will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Common Stock or its authorized and issued Common Stock held in its treasury, for the purpose of enabling it to satisfy any obligation to issue Warrant Shares upon exercise of Warrants, the maximum number of shares of Common Stock which may then be deliverable upon the exercise of all outstanding Warrants.

                  The transfer agent for the Common Stock (the "TRANSFER AGENT") and every subsequent transfer agent for any shares of the Company's Capital Stock issuable upon the exercise of any of the rights of purchase aforesaid will be irrevocably authorized and directed at all times to reserve such number of authorized shares as shall be required for such purpose. The Company will keep a copy of this Agreement on file with the Transfer Agent and with every subsequent transfer agent for any shares of the Company's Capital Stock issuable upon the exercise of the rights of purchase represented by the Warrants. The Warrant Agent is hereby irrevocably authorized to requisition from time to time from such Transfer Agent the stock certificates required to honor outstanding Warrants upon exercise thereof in accordance with the terms of this Agreement. The Company will supply such Transfer Agent with duly executed certificates for such purposes and will provide or otherwise make available any cash which may be payable as provided in Section 17. The Company will furnish such Transfer Agent a copy of all notices of adjustments and certificates related thereto, transmitted to each Holder of the Warrants pursuant to Section 18 hereof. Prior to the initial underwritten public offering of Capital Stock of the Company, the Company may act as Transfer Agent for the Common Stock. The Warrant Agent hereby agrees that it will not issue any stock certificates delivered hereunder other than upon the exercise of Warrants in accordance with the terms of this Agreement and, promptly after the issuance of any such stock certificates, to notify the Transfer Agent of such issuance.

                  Before taking any action which would cause an adjustment pursuant to Section 15 hereof that would reduce the Exercise Price below the then par value (if any) of the Warrant Shares, the Company will take any corporate action which may, in the opinion of its counsel (which may be counsel employed by the Company), be necessary in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares at the Exercise Price as so adjusted.

                  The Company covenants that all Warrant Shares which may be issued upon exercise of Warrants in accordance with the terms of this Agreement (including the payment of the

Exercise Price) will, upon issue, be duly and validly issued, fully paid, nonassessable, free of preemptive rights and free from all taxes, liens, charges and security interests with respect to the issue thereof.

                  Section 14. Obtaining Stock Exchange Listings. The Company will from time to time use its best efforts to take all action which may be necessary so that the Warrant Shares, immediately upon their issuance upon the exercise of Warrants, will be listed on the principal securities exchanges and markets (including, without limitation, the Nasdaq National Market) within the United States of America, if any, on which other shares of Common Stock are then listed. Upon the listing of such Warrant Shares, the Company shall notify the Warrant Agent in writing. The Company will obtain and keep all required permits and records in connection with such listing.

                  Section 15. Adjustment of Exercise Price and Number of Warrant Shares Issuable. The number and kind of shares issuable upon exercise of a Warrant and the Exercise Price shall be subject to adjustment from time to time as follows:

         15.1 Stock Splits, Combinations, etc. In case the Company shall hereafter (A) pay a dividend or make a distribution on its Common Stock in shares of its capital stock (whether shares of Common Stock or of capital stock of any other class), (B) subdivide its outstanding shares of Common Stock, (C) combine its outstanding shares of Common Stock into a smaller number of shares, or (D) issue by reclassification of its shares of Common Stock any shares of capital stock of the Company, the Exercise Price in effect and the number of Warrant Shares issuable upon exercise of each Warrant immediately prior to such action shall be adjusted so that the Holder of any Warrant thereafter exercised shall be entitled to receive the number of shares of capital stock of the Company which such Holder would have owned immediately following such action had such Warrant been exercised immediately prior thereto. An adjustment made pursuant to this Section 15.1 shall become effective immediately after the record date in the case of a dividend and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification. If, as a result of an adjustment made pursuant to this Section 15.1, the Holder of any Warrant thereafter exercised shall become entitled to receive shares of two or more classes of capital stock of the Company, the Board of Directors of the Company (whose determination shall be conclusive) shall determine the allocation of the adjusted Exercise Price between or among shares of such classes of capital stock.

         15.2 Reclassification, Combinations, Mergers, etc. In case of any reclassification or change of outstanding shares of Common Stock issuable upon exercise of the Warrants (other than as set forth in Section 15.1 and other than a change in par value, or from par value to no par value, or from no par value to par value or as a result of a subdivision or combination), or in case of any consolidation or merger of the Company with or into another corporation (other than a merger or acquisition in which the Company is the continuing corporation and which does not result in any reclassification or change of the then outstanding shares of Common Stock or other capital stock issuable upon exercise of the Warrants) or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, then, as a condition of such reclassification, change, consolidation, merger, sale or conveyance, the Company or such a successor or purchasing corporation, as the case may be, shall forthwith make lawful and adequate provision whereby the Holder of each Warrant then outstanding shall have the right thereafter to receive on exercise of such Warrant the kind and amount of shares of stock and other securities and property receivable upon such reclassification, change, consolidation, merger, sale or conveyance equivalent in value to the number of shares of Common Stock issuable upon exercise of such Warrant immediately prior to such reclassification, change, consolidation, merger, sale or conveyance and enter into a supplemental warrant agreement so providing. Such provisions shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 15. If the issuer of securities deliverable upon exercise of Warrants under the supplemental warrant agreement is an affiliate of the formed, surviving or transferee corporation, that issuer shall join in the supplemental warrant agreement. The above provisions of this Section 15.2 shall similarly apply to successive reclassifications and changes of shares of Common Stock and to successive consolidations, mergers, sales or conveyances.

         15.3 Issuance of Options or Convertible Securities. In the event the Company shall, at any time or from time to time after the date hereof, issue, sell, distribute or otherwise grant in any manner (including by assumption) to all holders of the Common Stock any rights to subscribe for or to purchase, or any warrants or options for the purchase of, Common Stock (any such rights, warrants or options being referred to herein as "OPTIONS") or any stock or securities convertible into or exchangeable for Common Stock (any such convertible or exchangeable stock being referred to herein as "CONVERTIBLE SECURITIES") or any Convertible Securities (other than upon exercise of any Option), whether or not such Options or the rights to convert or exchange such Convertible Securities are immediately exercisable, and the price per share at which Common Stock is issuable upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities (determined by dividing
(i) the aggregate amount, if any, received or receivable by the Company as consideration for the issuance, sale, distribution or granting of such Options or any such Convertible Security, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise of all such Options or upon conversion or exchange of all such Convertible Securities, plus, in the case of Options to acquire Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the conversion or exchange of all such Convertible Securities, by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of all such Options or upon the conversion or exchange of all such Convertible Securities or upon the conversion or exchange of all Convertible Securities issuable upon the exercise of all such Options) shall be less than the Current Market Price per share of Common Stock on the record date for the issuance, sale, distribution or granting of such Options or Convertible Securities (any such event being herein called a "DISTRIBUTION"), then, effective upon such Distribution, (I) the Exercise Price shall be reduced to the price (calculated to the nearest 1/1,000 of one cent) determined by multiplying the Exercise Price in effect immediately prior to such Distribution by a fraction, the numerator of which shall be the sum of (i) the number of shares of Common Stock outstanding (exclusive of any treasury shares) immediately prior to such Distribution multiplied by the Current Market Price per share of Common Stock on the date of such Distribution plus (ii) the consideration, if any, received by the Company upon such Distribution, and the denominator of which shall be the product of (A) the total number of shares of Common Stock outstanding (exclusive of any treasury shares) immediately after such Distribution multiplied by (B) the Current Market Price per share of Common Stock on the record date for such Distribution and (II) the number of shares of Common Stock purchasable upon the exercise of each Warrant shall be increased to a number determined by multiplying the number of shares of Common Stock so purchasable immediately prior to the record date for such Distribution by a fraction, the numerator of which shall be the Exercise Price in effect immediately prior to the adjustment required by clause (i) of this sentence and the denominator of which shall be the Exercise Price in effect immediately after such adjustment. For purposes of the foregoing, the total maximum number of shares of Common Stock issuable upon exercise of all such Options or upon conversion or exchange of all such Convertible Securities or upon the conversion or exchange of the total maximum amount of the Convertible Securities issuable upon the exercise of all such Options shall be deemed to have been issued as of the date of such Distribution and thereafter shall be deemed to be outstanding and the Company shall be deemed to have received as consideration therefor such price per share, determined as provided above. Except as provided in Sections 15.10 and 15.11 below, no additional adjustment of the Exercise Price shall be made upon the actual exercise of such Options or upon conversion or exchange of the Convertible Securities or upon the conversion or exchange of the Convertible Securities issuable upon the exercise of such Options.

         15.4 Dividends and Distributions. In the event the Company shall, at any time or from time to time after the date hereof, distribute to all the holders of Common Stock any dividend or other distribution of cash, evidences of its indebtedness, other securities or other properties or assets (in each case other than (i) dividends payable in Common Stock, Options or Convertible Securities and (ii) any cash dividend or other cash distributions from current or retained earnings), or any options, warrants or other rights to subscribe for or purchase any of the foregoing, then (A) the Exercise Price shall be decreased to a price determined by multiplying the Exercise Price then in effect by a fraction, the numerator of which shall be the Current Market Price per share of Common Stock on the record date for such distribution less the sum of (X) the cash portion, if any, of such distribution per share of Common Stock outstanding (exclusive of any treasury shares) on the record date for such distribution plus
(Y) the then fair market value (as determined in good faith by the Board of Directors of the Company) per share of Common Stock outstanding (exclusive of any treasury shares) on the record date for such distribution of that portion, if any, of such distribution consisting of evidences of indebtedness, other securities, properties, assets, options, warrants or subscription or purchase rights, and the denominator of which shall be such Current Market Price per share of Common Stock and (B) the number of shares of Common Stock purchasable upon the exercise of each Warrant shall be increased to a number determined by multiplying the number of shares of Common Stock so purchasable immediately prior to the record date for such distribution by a fraction, the numerator of which shall be the Exercise Price in effect immediately prior to the adjustment required by clause (A) of this sentence and the denominator of which shall be the Exercise Price in effect immediately after such adjustment. The adjustments required by this Section 15.4 shall be made whenever any such distribution occurs retroactive to the record date for the determination of stockholders entitled to receive such distribution.

         15.5 Adjustment for Sale of Common Stock Below Current Market Price. If, after the date hereof, the Company sells any Common Stock or any securities convertible into or exchangeable or exercisable for the Common Stock (other than (i) pursuant to the exercise of the Warrants, (ii) any security convertible into, or exchangeable or exercisable for, the Common Stock as to which the issuance thereof has previously been the subject of any required adjustment pursuant to this Section 15, (iii) the issuance of Common Stock upon the conversion, exchange or exercise of convertible, exchangeable or exercisable securities of the Company outstanding on the date of this Agreement (to the extent in accordance with the terms of such securities as in effect on the date of this Agreement) or (iv) Excluded Securities) at a price per share less than the Current Market Price, the Exercise Price shall be adjusted in accordance with the formula:

                                    E5 = E x            (O + N)
                                                  --------------------
                                                      (O+(N x P/M))
                  where:

E'    =       the adjusted Exercise Price;

E     =       the current Exercise Price;

O     =       the number of shares of Common Stock outstanding on the date of sale of Common Stock at a price per share less than the Current
              Market Price to which this Section 15.5 applies;

N     =       the number of shares of Common Stock so sold or the maximum stated number of shares of Common Stock issuable upon the conversion, exchange, or exercise of any such convertible, exchangeable or exercisable securities, as the case may be;

P     =       the offering price per share pursuant to any such convertible, exchangeable or exercisable securities so sold or the sale price of the shares so sold, as the case may be; and

M     =       the Current Market Price as of the Time of Determination or at
              the time of sale, as the case may be.

                  The adjustment shall become effective immediately after the record date for the determination of stockholders entitled to receive the rights, warrants or options to which this Section 15.5 applies or upon consummation of the sale of Common Stock, as the case may be. To the extent that shares of Common Stock are not delivered after the expiration of such rights or warrants, the Exercise Price shall be readjusted to the Exercise Price which would otherwise be in effect had the adjustment made upon the issuance of such rights or warrants been made on the basis of delivery of only the number of shares of Common Stock actually delivered. In the event that such rights or warrants are not so issued, the Exercise Price shall again be adjusted to be the Exercise Price which would then be in effect if such date fixed for determination of stockholders entitled to receive such rights or warrants had not been so fixed.

                  No adjustment shall be made under this Section 15.5 if (I) the application of the formula stated above in this Section 15.5 would result in a value of E' that is lower than the value of E or (II) such adjustment would require an increase or decrease of less than 1% to the Exercise Price; provided, that any adjustment not made as a result of this clause (II) shall be carried forward and included in the next adjustment required to be made hereunder. Except as provided in Sections 15.10 and 15.11 below, no adjustment of the Exercise Price shall be made upon the actual conversion or exchange of the Convertible Securities.

         15.6 Current Market Price. For the purpose of any computation of Current Market Price under this Section 15 and Section 17, the Current Market Price per share of Common Stock at any date shall be (x) for purposes of Section 17, the closing price on the business day immediately prior to the exercise of the applicable Warrant pursuant to Section 10 and (y) in all other cases, the average of the daily closing prices for the shorter of (i) the 20 consecutive trading days ending on the last full trading day on the exchange or market specified in the second succeeding sentence prior to the Time of Determination (as defined below) and (ii) the period commencing on the date next succeeding the first public announcement of the issuance, sale, distribution or granting in question through such last full trading day prior to the Time of Determination. The term "TIME OF DETERMINATION" as used herein shall be the time and date of the earlier to occur of (A) the date as of which the Current Market Price is to be computed and (B) the last full trading day on such exchange or market before the commencement of "ex-dividend" trading in the Common Stock relating to the event giving rise to the adjustment required by Sections 15.1, 15.2, 15.3 or 15.4. The closing price for any day shall be the last reported sale price regular way or, in case no such reported sale takes place on such day, the average of the closing bid and asked prices regular way for such day, in each case (1) on the principal national securities exchange on which the shares of Common Stock are listed or to which such shares are admitted to trading or (2) if the Common Stock is not listed or admitted to trading on a national securities exchange, in the over-the-counter market as reported by Nasdaq National Market or any comparable system or (3) if the Common Stock is not listed on Nasdaq National Market or a comparable system, as furnished by two members of the NASD selected from time to time in good faith by the Board of Directors of the Company for that purpose. In the absence of all of the foregoing, or if for any other reason the Current Market Price per share cannot be determined pursuant to the foregoing provisions of this Section 15.6, the Current Market Price per share shall be the fair market value thereof as determined in good faith by the Board of Directors of the Company.

         15.7 Certain Distributions. If the Company shall pay a dividend or make any other distribution payable in Options or Convertible Securities, then, for purposes of Section 15.4 above, such Options or Convertible Securities shall be deemed to have been issued or sold without consideration.

         15.8 Consideration Received. If any shares of Common Stock, Options or Convertible Securities shall be issued, sold or distributed for a consideration other than cash, the amount of the consideration other than cash received by the Company in respect thereof shall be deemed to be the then fair market value of such consideration (as determined in good faith by the Board of Directors of the Company). If any Options shall be issued in connection with the issuance and sale of other securities of the Company, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued without consideration; provided, however, that if such Options have an exercise price equal to or greater than the Current Market Price of the Common Stock on the date of issuance of such Options, then such Options shall be deemed to have been issued for consideration equal to such exercise price.

         15.9 Deferral of Certain Adjustments. No adjustment to the Exercise Price (including the related adjustment to the number of shares of Common Stock purchasable upon the exercise of each Warrant) shall be required hereunder unless such adjustment, together with other adjustments carried forward as provided below, would result in an increase or decrease of at least one percent of the Exercise Price; provided that any adjustments which by reason of this
Section 15.9 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. No adjustment need be made for a change in the par value of the Common Stock. All calculations under this Section 15 shall be made to the nearest 1/1,000 of one cent or to the nearest 1/1000 of a share, as the case may be.

         15.10 Changes in Options and Convertible Securities. If the exercise price provided for in any Options referred to in Section 15.5 above, the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in Sections
15.3 or 15.5 above, or the rate at which any Convertible Securities referred to in Sections 15.3 or 15.5 above are convertible into or exchangeable for Common Stock shall change at any time (other than under or by reason of provisions designed to protect against dilution upon an event which results in a related adjustment pursuant to this Section 15), the Exercise Price then in effect and the number of shares of Common Stock purchasable upon the exercise of each Warrant shall forthwith be readjusted (effective only with respect to any exercise of any Warrant after such readjustment) to the Exercise Price and number of shares of Common Stock so purchasable that would then be in effect had the adjustment made upon the issuance, sale, distribution or granting of such Options or Convertible Securities been made based upon such changed purchase price, additional consideration or conversion rate, as the case may be, but only with respect to such Options and Convertible Securities as then remain outstanding.

         15.11 Expiration of Options and Convertible Securities. If, at any time after any adjustment to the number of shares of Common Stock purchasable upon the exercise of each Warrant shall have been made pursuant to Sections 15.3, 15.5 or 15.10 above or this Section 15.11, any Options or Convertible Securities shall have expired unexercised, the number of such shares so purchasable shall, upon such expiration, be readjusted and shall thereafter be such as they would have been had they been originally adjusted (or had the original adjustment not been required, as the case may be) as if (i) the only shares of Common Stock deemed to have been issued in connection with such Options or Convertible Securities were the shares of Common Stock, if any, actually issued or sold upon the exercise of such Options or Convertible Securities and (ii) such shares of Common Stock, if any, were issued or sold for the consideration actually received by the Company upon such exercise plus the aggregate consideration, if any, actually received by the Company for the issuance, sale, distribution or granting of all such Options or Convertible Securities, whether or not exercised; provided that no such readjustment shall have the effect of decreasing the number of such shares so purchasable by an amount (calculated by adjusting such decrease to account for all other adjustments made pursuant to this Section 15 following the date of the original adjustment referred to above) in excess of the amount of the adjustment initially made in respect of the issuance, sale, distribution or granting of such Options or Convertible Securities.

         15.12 Other Adjustments. In the event that at any time, as a result of an adjustment made pursuant to this Section 15, the Holders shall become entitled to receive any securities of the Company other than shares of Common Stock, thereafter the number of such other securities so receivable upon exercise of the Warrants and the Exercise Price applicable to such exercise shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the shares of Common Stock contained in this Section 15.

         15.13 No Adjustment Required. Without limiting any other exception contained in this Section 15, and in addition thereto, no adjustment will be made for:

                  (i) exercises or conversions of any Options or Convertible Securities outstanding on the date hereof;

                  (ii) issuances of Options, Convertible Securities or Common Stock to employees, directors or consultants of the Company or any of its subsidiaries pursuant to a plan approved by the Board of Directors of the Company;

                  (iii) rights to purchase Common Stock pursuant to a Company plan for reinvestment of dividends or interest;

                  (iv) issuances of Options, Convertible Securities or Common Stock in bona fide public offerings or private placements pursuant to Section 4(2) of the Securities Act, Regulation D thereunder or Regulation S, involving at least one investment bank of national reputation;

                  (v) issuances of Options, Convertible Securities or Common Stock in connection with the establishment of commercial bank facilities, capital lease obligations or other issuances of primarily debt obligations or securities; or

                  (vi)  issuances of Excluded Securities.

No adjustment in the Exercise Price will be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the Exercise Price, provided, however, that any adjustment which is not made will be carried forward and taken into account in any subsequent adjustment. The Exercise Price will in no event be less than the par value of the Common Stock; provided, however, the foregoing minimum Exercise Price shall not be applicable for purposes of determining adjustments to the number of shares issuable upon exercise of a Warrant.

                  Section 16. Statement on Warrants. Irrespective of any adjustment in the number or kind of shares issuable upon the exercise of the Warrants or the Exercise Price, Warrants theretofore or thereafter issued may continue to express the same number and kind of shares as are stated in the Warrants initially issuable pursuant to this Agreement.

                  Section 17. Fractional Interest. The Company shall not be required to issue fractional shares of Common Stock on the exercise of Warrants. If more than one Warrant shall be presented for exercise in full at the same time by the same Holder, the number of full shares of Common Stock which shall be issuable upon such exercise shall be computed on the basis of the aggregate number of shares of Common Stock acquirable on exercise of the Warrants so presented. If any fraction of a share of Common Stock would, except for the provisions of this Section 17, be issuable on the exercise of any Warrant (or specified portion thereof), the Company shall direct the Transfer Agent to pay an amount in cash calculated by it to equal the then Current Market Price per share multiplied by such fraction computed to the nearest whole cent. The Holders, by their acceptance of the Warrant Certificates, expressly waive any and all rights to receive any fraction of a share of Common Stock or a stock certificate representing a fraction of a share of Common Stock.

                  Section 18. Notices to Warrant Holders. Upon any adjustment of the Exercise Price pursuant to Section 15, the Company shall promptly thereafter
(i) cause to be filed with the Warrant Agent a certificate of a firm of independent public accountants of recognized standing selected by the Board of Directors of the Company (who may be the regular auditors of the Company) setting forth the Exercise Price after such adjustment and setting forth in reasonable detail the method of calculation and the facts upon which such calculations are based and setting forth the number of Warrant Shares (or portion thereof) issuable after such adjustment in the Exercise Price, upon exercise of a Warrant and payment of the adjusted Exercise Price, which certificate shall be conclusive evidence of the correctness of the matters set forth therein, and (ii) cause to be given to each of the registered Holders of the Warrant Certificates at his address appearing on the Warrant register written notice of such adjustments by first-class mail, postage prepaid. The Warrant Agent shall be entitled to rely on the above-referenced accountant's certificate and shall be under no duty or responsibility with respect to any such certificate, except to exhibit the same from time to time to any Holder desiring an inspection thereof during reasonable business hours. The Warrant Agent shall not at any time be under any duty or responsibility to any Holder to determine whether any facts exist that may require any adjustment of the number of shares of Common Stock or other stock or property issuable on exercise of the Warrants or the Exercise Price, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed in making such adjustment or the validity or value (or the kind or amount) of any shares of Common Stock or other stock or property which may be issuable on exercise of the Warrants. The Warrant Agent shall not be responsible for any failure of the Company to make any cash payment or to issue, transfer or deliver any shares of Common Stock or stock certificates or other common stock or property upon the exercise of any Warrant.

                  In case:

                  (a) the Company shall authorize the issuance to all holders of shares of Common Stock of rights, options or warrants to subscribe for or purchase shares of Common Stock or of any other subscription rights or warrants; or

                  (b) the Company shall authorize the distribution to all holders of shares of Common Stock of evidences of its indebtedness or assets (other than cash dividends or cash distributions payable out of consolidated earnings or earned surplus or dividends payable in shares of Common Stock or distributions referred to in Section 15 hereof); or

                  (c) of any consolidation or merger to which the Company is a party and for which approval of any shareholders of the Company is required, or of the conveyance or transfer of the properties and assets of the Company substantially as an entirety, or of any reclassification or change of Common Stock issuable upon exercise of the Warrants (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or a tender offer or exchange offer for shares of Common Stock; or

                  (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Company; or

                  (e) a Change of Control occurs; then the Company shall cause to be filed with the Warrant Agent and shall cause to be given to each of the registered Holders of the Warrant Certificates at such Holder's address appearing on the Warrant register, at least 20 days (or 10 days in any case specified in clauses (a) or (b) above) prior to the applicable record date hereinafter specified, or promptly in the case of events for which there is no record date, by first class mail, postage prepaid, a written notice stating (i) the date as of which the holders of record of shares of Common Stock to be entitled to receive any such rights, options, warrants or distribution are to be determined, or (ii) the initial expiration date set forth in any tender offer or exchange offer for shares of Common Stock, or (iii) the date on which any such consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up or Change of Control is expected to become effective or consummated, and the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange such shares for securities or other property, if any, deliverable upon such reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up or Change of Control. The failure to give the notice required by this Section 18 or any defect therein shall not affect the legality or validity of any distribution, right, option, warrant, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up, or Change of Control or the vote upon any action. Nothing contained in this Agreement or in any of the Warrant Certificates shall be construed as conferring upon the Holders thereof the right to vote or to consent or to receive notice as shareholders in respect of the meetings of shareholders or the election of Directors of the Company or any other matter, or any rights whatsoever as shareholders of the Company.

                  Section 19. Merger, Consolidation or Change of Name of Warrant Agent. Any corporation into which the Warrant Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Warrant Agent shall be a party, or any corporation succeeding to the business of the Warrant Agent, shall be the successor to the Warrant Agent hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation would be eligible for appointment as a successor warrant agent under the provisions of Section 21. Any such successor Warrant Agent shall promptly cause notice of its succession as Warrant Agent to be mailed (by first class mail, postage prepaid) to each Holder at such Holder's last address as shown on the register maintained by the Warrant Agent pursuant to this Agreement. In case at the time such successor to the Warrant Agent shall succeed to the agency created by this Agreement, and in case at that time any of the Warrant Certificates shall have been countersigned but not delivered, any such successor to the Warrant Agent may adopt the countersignature of the original Warrant Agent; and in case at that time any of the Warrant Certificates shall not have been countersigned, any successor to the Warrant Agent may countersign such Warrant Certificates either in the name of the predecessor Warrant Agent or in the name of the successor to the Warrant Agent; and in all such cases such Warrant Certificates shall have the full force and effect provided in the Warrant Certificates and in this Agreement.

                  In case at any time the name of the Warrant Agent shall be changed and at such time any of the Warrant Certificates shall have been countersigned but not delivered, the Warrant Agent whose name has been changed may adopt the countersignature under its prior name, and in case at that time any of the Warrant Certificates shall not have been countersigned, the Warrant Agent may countersign such Warrant Certificates either in its prior name or in its changed name, and in all such cases such Warrant Certificates shall have the full force and effect provided in the Warrant Certificates and in this Agreement.

                  Section 20. Warrant Agent. The Warrant Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the Holders of Warrants, by their acceptance thereof, shall be bound:

                  (a) The statements contained herein and in the Warrant Certificates shall be taken as statements of the Company and the Warrant Agent assumes no responsibility for the correctness of any of the same except such as describe the Warrant Agent or action taken or to be taken by it. The Warrant Agent assumes no responsibility with respect to the distribution of the Warrant Certificates except as herein otherwise provided.

                  (b) The Warrant Agent shall not be responsible for any failure of the Company to comply with any of the covenants contained in this Agreement or in the Warrant Certificates to be complied with by the Company.

                  The Warrant Agent may consult at any time with counsel satisfactory to it (who may be counsel for the Company) and the Warrant Agent shall incur no liability or responsibility to the Company or to any Holder of any Warrant Certificate in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the opinion or the advice of such counsel.

                  The Warrant Agent shall incur no liability or responsibility to the Company or to any Holder of any Warrant Certificate for any action taken in reliance on any Warrant Certificate, certificate of shares, notice, resolution, waiver, consent, order, certificate, or other paper, document or instrument believed by it to be genuine and to have been signed, sent or presented by the proper parry or parties.

                  The Company agrees to pay to the Warrant Agent such compensation for all services rendered by the Warrant Agent in the execution of this Agreement as the parties shall agree from time to time, to reimburse the Warrant Agent for all expenses, taxes and governmental charges and other charges of any kind and nature reasonably incurred by the Warrant Agent in the execution of this Agreement and to indemnify the Warrant Agent and save it harmless against any and all liabilities, including judgments, costs and counsel fees, for anything done or omitted by the Warrant Agent in the execution of this Agreement except as a result of its negligence or willful misconduct.

                  The Warrant Agent shall be under no obligation to institute any action, suit or legal proceeding or to take any other action likely to involve expense unless the Company or one or more Holders of Warrant Certificates shall furnish the Warrant Agent with security and indemnity satisfactory to the Warrant Agent for any costs and expenses which may be incurred, but this provision shall not affect the power of the Warrant Agent to take such action as it may consider proper, whether with or without any such security or indemnity. All rights of action under this Agreement or under any of the Warrants may be enforced by the Warrant Agent without the possession of any of the Warrant Certificates or the production thereof at any trial or other proceeding relative thereto, and any such action, suit or proceeding instituted by the Warrant Agent shall be brought in its name as Warrant Agent and any recovery of judgment shall be for the ratable benefit of the Holders of the Warrants, as their respective rights or interests may appear. No provision of this Agreement shall require the Warrant Agent to expend or risk its own funds.

                  The Warrant Agent, and any stockholder, director, officer or employee of it, may buy, sell or deal in any of the Warrants or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Warrant Agent under this Agreement. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company or for any other legal entity.

                  The Warrant Agent shall act hereunder solely as agent for the Company, and its duties shall be determined solely by the provisions hereof. The Warrant Agent shall not be liable for anything which it may do or refrain from doing in connection with this Agreement except for its own negligence or willful misconduct.

                  The Warrant Agent shall not at any time be under any duty or responsibility to any Holder of any Warrant Certificate to make or cause to be made any adjustment of the Exercise Price or number of the Warrant Shares or other securities or property deliverable as provided in this Agreement, or to determine whether any facts exist which may require any of such adjustments, or with respect to the nature or extent of any such adjustments, when made, or with respect to the method employed in making the same. The Warrant Agent shall not be accountable with respect to the validity or value or the kind or amount of any Warrant Shares or of any securities or property which may at any time be issued or delivered upon the exercise of any Warrant or with respect to whether any such Warrant Shares or other securities will when issued be validly issued and fully paid and nonassessable. and makes no representation with respect thereto.

                  Section 21. Resignation and Removal of Warrant Agent; Appointment of Successor. No resignation or removal of the Warrant Agent and no appointment of a successor warrant agent shall become effective until the acceptance of appointment by the successor warrant agent as provided herein. The Warrant Agent may resign its duties and be discharged from all further duties and liability hereunder (except liability arising as a result of the Warrant Agent's own negligence or willful misconduct) after giving written notice to the Company. The Company may remove the Warrant Agent upon written notice, and the Warrant Agent shall thereupon in like manner be discharged from all further duties and liabilities hereunder, except as aforesaid. The Warrant Agent shall, at the Company's expense, cause to be mailed (by first class mail, postage prepaid) to each Holder of a Warrant at such Holder's last address as shown on the register of the Company maintained by the Warrant Agent a copy of said notice of resignation or notice of removal, as the case may be. Upon such resignation or removal, the Company shall appoint in writing a new warrant agent. If the Company shall fail to make such appointment within a period of 30 days after it has been notified in writing of such resignation by the resigning Warrant Agent or after such removal, then the resigning Warrant Agent or the Holder of any Warrant may apply to any court of competent jurisdiction for the appointment of a new warrant agent. Any new warrant agent, whether appointed by the Company or by such a court, shall be a corporation doing business under the laws of the United States or any state thereof, in good standing and having a combined capital and surplus of not less than $50,000,000. The combined capital and surplus of any such new warrant agent shall be deemed to be the combined capital and surplus as set forth in the most recent annual report of its condition published by such warrant agent prior to its appointment, provided that such reports are published at least annually pursuant to law or to the requirements of a federal or state supervising or examining authority. After acceptance in writing of such appointment by the new warrant agent, it shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named herein as the Warrant Agent, without any further assurance, conveyance, act or deed; but if for any reason it shall be necessary or expedient to execute and deliver any further assurance, conveyance, act or deed, the same shall be done at the expense of the Company and shall be legally and validly executed and delivered by the resigning or removed Warrant Agent. Not later than the effective date of any such appointment, the Company shall give notice thereof to the resigning or removed Warrant Agent. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation of the Warrant Agent or the appointment of a new warrant agent, as the case may be.

                  Section 22.   Reports.

                  (a) Whether or not required by the rules and regulations of the Commission, so long as any Warrants are outstanding, the Company will furnish to the holders of Warrants upon request (i) all quarterly and annual financial information that would be required to be contained in a filing with the Commission on Forms l0-Q and 10-K if the Company were required to file such forms and (ii) all current reports that would be required to be filed with the Commission on Form 8-K if the Company were required to file such reports, in each case within the time periods specified in the Commissions rules and regulations (the information and reports in clauses (i) and (ii), collectively, "SEC REPORTS").

                  (b) The Company shall provide the Warrant Agent with a sufficient number of copies of all SEC Reports that the Warrant Agent may be required to deliver to the Holders of the Warrants under this Section 22.

                  Section 23. Special Mandatory Redemption. The Company shall redeem (and each of the Holders hereby agrees to sell) all of the Warrants if and upon the earlier to occur of (i) five Business Days following termination of the Merger Agreement in accordance with its terms and (ii) September 15, 1999, if the transactions contemplated by the Merger Agreement have not been consummated by such date at a redemption price in cash equal to $13.4633 per Warrant. Upon consummation of the transactions contemplated by the Merger Agreement, the provisions of this Section 23 shall be null and void.

                  Section 24. Notices to Company and Warrant Agent. Any notice or demand authorized by this Agreement to be given or made by the Warrant Agent or by the Holder of any Warrant Certificate to or on the Company shall be sufficiently given or made when and if deposited in the mail, first class or registered, postage prepaid, addressed (until another address is filed in writing by the Company with the Warrant Agent), as follows:

                           WinsLoew Escrow Corp.
                           160 Village Street
                           Birmingham, Alabama  35242
                           Telecopy:    (205) 408-7600
                           Telephone:   (205) 408-7028
                           Attention:   Chief Financial Officer

                  with copies to:

                           Greenberg & Traurig, P.A.
                           1221 Brickell Avenue, 21st Floor
                           Miami, Florida  33131
                           Telecopy:    (305) 579-0500
                           Telephone:   (305) 579-0717
                           Attention:   Michael W. Hein, Esq.

                  In case the Company shall fail to maintain such office or agency or shall fail to give such notice of the location or of any change in the location thereof, presentations may be made and notices and demands may be served at the principal office of the Warrant Agent.

                  Any notice pursuant to this Agreement to be given by the Company or by the Holder(s) of any Warrant Certificate to the Warrant Agent shall be sufficiently given when and if deposited in the mail, first-class or registered, postage prepaid, addressed (until another address is filed in writing by the Warrant Agent with the Company) to the Warrant Agent as follows:

                           American Stock Transfer & Trust Company
                           40 Wall Street, 46th Floor
                           New York, New York 10005
                           Telecopy:    (718) 331-1852
                           Attention:   Corporate Trust Trustee Administration

                  Section 25. Supplements and Amendments. The Company and the Warrant Agent may from time to time supplement or amend this Agreement without the approval of any Holders of Warrant Certificates in order to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company and the Warrant Agent may deem necessary or desirable and which shall not in any way adversely affect the interests of the Holders of Warrant Certificates. Any amendment or supplement to this Agreement that has a material adverse effect on the interests of Holders shall require the written consent of Holders representing a majority of the then outstanding Warrants. The consent of each Holder of a Warrant affected shall be required for any amendment pursuant to which the Exercise Price would be increased or the number of Warrant Shares purchasable upon exercise of Warrants would be decreased (other than pursuant to adjustments provided for in Section 15 hereof or amendments to Section 15 which can be made by the written consent of Holders representing a majority of the then outstanding Warrants). The Warrant Agent shall be entitled to receive and, subject to Section 20, shall be fully protected in relying upon, an officers' certificate and opinion of counsel as conclusive evidence that any such amendment or supplement is authorized or permitted hereunder, that it is not inconsistent herewith, and that it will be valid and binding upon the Company in accordance with its terms.

                  Section 26. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Warrant Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

                  Section 27. Termination. This Agreement (other than any party's obligations with respect to Warrants previously exercised and with respect to indemnification under Section 20) shall terminate at 5:00 p.m., New York City time on the Expiration Date.

                  Section 28. Governing Law. THIS AGREEMENT AND EACH WARRANT CERTIFICATE ISSUED HEREUNDER SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF SAID STATE, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PROVISIONS THEREOF

                  Section 29.   Benefits of This Agreement.

                  (a) Nothing in this Agreement shall be construed to give to any Person other than the Company, the Warrant Agent and the Holders of the Warrant Certificates any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Warrant Agent and the Holders of the Warrant Certificates.

                  (b) Prior to the exercise of the Warrants, no Holder of a Warrant Certificate, as such, shall be entitled to any rights of a stockholder of the Company, including, without limitation, the right to receive dividends or subscription rights, the right to vote, to consent, to exercise any preemptive right, to receive any notice of meetings of stockholders for the election of directors of the Company or any other matter or to receive any notice of any proceedings of the Company, except as may be specifically provided for herein. The Holders of the Warrants are not entitled to share in the assets of the Company in the event of the liquidation, dissolution or winding up of the Company's affairs.

                  (c) All rights of action in respect of this Agreement are vested in the Holders of the Warrants, and any Holder of any Warrant, without the consent of the Warrant Agent or the Holder of any other Warrant, may, on such Holder's own behalf and for such Holder's own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company suitable to enforce, or otherwise in respect of, such Holder's rights hereunder, including the right to exercise, exchange or surrender for purchase such Holder's Warrants in the manner provided in this Agreement.

                  Section 30. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

                            [Signature Page Follows]

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

                                            WINSLOEW ESCROW CORP.



                                            By:  /s/ William F. Kaczynski, Jr.
                                               --------------------------------
                                                 Name: William F. Kaczynski, Jr.
                                                      -------------------------
                                                 Title: Vice President
                                                       ------------------------


                                            AMERICAN STOCK TRANSFER & TRUST
                                             COMPANY



                                            By:  /s/ Joseph F. Wolf
                                               --------------------------------
                                                 Name: Joseph F. Wolf
                                                      -------------------------
                                                 Title: Vice President
                                                       ------------------------

                                                                       EXHIBIT A

                          [FORM OF WARRANT CERTIFICATE]

                                     [FACE]

THIS GLOBAL WARRANT IS HELD BY THE DEPOSITARY (AS DEFINED IN THE WARRANT AGREEMENT GOVERNING THIS WARRANT) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE WARRANT AGENT MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 12 OF THE WARRANT AGREEMENT, (II) THIS GLOBAL WARRANT MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 9(a) OF THE WARRANT AGREEMENT, (III) THIS GLOBAL WARRANT MAY BE DELIVERED TO THE WARRANT AGENT FOR CANCELLATION PURSUANT TO SECTION 9(h) OF THE WARRANT AGREEMENT AND (IV) THIS GLOBAL WARRANT MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY.(1)

UNLESS THIS WARRANT CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE COMPANY OR THE WARRANT AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.(1)

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF THE DEPOSITORY TRUST COMPANY OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTION 9 OF THE WARRANT AGREEMENT.(1)

THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) SUCH SECURITY MAY BE RESOLD, PLEDGED OR



--------------------------
(1) These paragraphs are to be included only if the Warrant is in global form.

OTHERWISE TRANSFERRED ONLY (1)(a) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (b) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (c) TO CERTAIN INSTITUTIONAL ACCREDITED INVESTORS WITHIN THE MEANING OF SUBPARAGRAPHS (a)(1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT,
(d) FOLLOWING THE RELEASE OF PROCEEDS FROM THE ESCROW ACCOUNT, OUTSIDE THE UNITED STATES TO A NON-UNITED STATES PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 UNDER THE SECURITIES ACT OR (e) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT (AND BASED ON AN OPINION OF COUNSEL IF THE COMPANY SO REQUESTS), (2) TO THE COMPANY OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE.

UNTIL THE SEPARATION DATE (AS DEFINED), THIS WARRANT HAS BEEN ISSUED AS, AND MUST BE TRANSFERRED AS, A UNIT TOGETHER WITH THE ASSOCIATED 12 3/4% SENIOR SUBORDINATED NOTES DUE 2007. EACH UNIT CONSISTS OF $1,000 PRINCIPAL AMOUNT OF NOTES AND A WARRANT TO PURCHASE 0.2298 SHARES OF COMMON STOCK, SUBJECT TO ADJUSTMENT UNDER CERTAIN CIRCUMSTANCES. A COPY OF THE INDENTURE PURSUANT TO WHICH THE NOTES HAVE BEEN ISSUED IS AVAILABLE FROM THE COMPANY UPON REQUEST.(2)


-----------------------------
(2) This paragraph to be included only until the Separation Date, as defined in the Warrant Agreement.

                              WINSLOEW ESCROW CORP.

                                              [CUSIP] [CINS] [ISIN) No. ________

No. ____________

                       WARRANTS TO PURCHASE COMMON SHARES

                  This certifies that Cede & Co., or its registered assigns, is the owner of up to ________(3) Warrants, each of which initially represents the right to purchase, after the earliest to occur (the "EXERCISABILITY DATE") of
(i) the Separation Date, (ii) the consummation of an underwritten public offering of Capital Stock of the Company and (iii) the date that any class of Capital Stock of WinsLoew Escrow Corp. (the "COMPANY") is listed on a national securities exchange or authorized for quotation on the Nasdaq National Market or is otherwise subject to registration under the Exchange Act , for 0.2298 shares of the Common Stock, par value $.01 per share, of the Company (the "WARRANT SHARES") at an exercise price (the "EXERCISE PRICE") of $.0l per Common Share (subject to adjustment as provided in the Warrant Agreement referred to below), upon surrender hereof at the office of American Stock Transfer & Trust Company, or to its successor, as the warrant agent under the Warrant Agreement (any such warrant agent being herein called the "WARRANT AGENT"), or such other location contemplated by Section 24 of the Warrant Agreement, with the Subscription Form on the reverse hereof duly executed, with signature guaranteed as therein specified and simultaneous payment in full by Federal wire transfer to the account designated by the Company or by certified or official bank or bank cashier's check payable to the order of the Company. Notwithstanding the foregoing, each Holder (as defined in the Warrant Agreement) may exercise its right to receive Warrant Shares on a net basis, such that without the exchange of any funds, the Holder receives that number of Warrant Shares otherwise issuable upon exercise of its Warrants less that number of Warrant Shares having a fair market value equal to the aggregate Exercise Price that would otherwise have been paid by the Holder for the Warrant Shares being issued. At any time after the Exercisability Date and on or before the Expiration Date, any outstanding Warrants may be exercised on any Business Day; provided, however, that a Registration Statement relating to the Warrants is, at the time of exercise, effective and available for the exercise of Warrants or the exercise of such Warrants is exempt from the registration requirements of the Securities Act.

                  This Warrant Certificate is issued under and in accordance with a Warrant Agreement dated August 24, 1999 (the "WARRANT AGREEMENT"), between the Company and American Stock Transfer & Trust Company, as Warrant Agent, and is subject to the Articles of Incorporation and Bylaws of the Company and to the terms and provisions contained therein, to all of which terms and provisions the Holder of this Warrant Certificate consents by acceptance hereof. The terms of the Warrant Agreement are hereby incorporated herein by reference and made a part hereof. Reference is hereby made to the Warrant Agreement for a full description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Company and the Holders of the Warrants. The summary of the terms of the Warrant Agreement contained in this




------------------------------------
(3) To evidence initially ___________ Warrants, subject to increase and decrease in accordance with the Schedule of Exchanges related hereto maintained by the Warrant Agent, and, in combination with the ________ Warrant number ______ identified by CUSIP No. ________, to equal 105,000 Warrants.

Warrant Certificate is qualified in its entirety by express reference to the Warrant Agreement. All terms used in this Warrant Certificate that are defined in the Warrant Agreement shall have the meanings assigned to them in such agreements.

                  The number of Warrant Shares purchasable upon the exercise of each Warrant and the price per share are subject to adjustment as provided in the Warrant Agreement. Except as stated in the Warrant Agreement, in the event the Company merges or consolidates with, or sells all or substantially all of its assets to, another Person, each Warrant will, upon exercise, entitle the Holder thereof to receive the number of shares of Capital Stock or other securities or the amount of money and other property which the Holder of the number of Warrant Shares (or other securities or property issuable upon exercise of a Warrant) purchasable upon the exercise of the Warrant is entitled to receive upon completion of such merger, consolidation or sale.

                  As to any final fraction of a share which the same Holder of one or more Warrant Certificates would otherwise be entitled to purchase upon exercise thereof in the same transaction, the Company may pay the cash value thereof determined as provided in the Warrant Agreement.

                  All Warrant Shares issuable by the Company upon the exercise of Warrants shall be validly issued, fully paid and not subject to any calls for funds, and the Company shall pay any taxes and other governmental charges that may be imposed under the laws of the United States of America or any political subdivision or taxing authority thereof or therein in respect of the issue or delivery thereof upon exercise of Warrants (other than income taxes imposed on the Holder). The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for Warrant Shares (including other securities or property issuable upon the exercise of the Warrants) or payment of cash to any Person other than the Holder of a Warrant Certificate surrendered upon the exercise of a Warrant and in case of such transfer or payment, the Warrant Agent and the Company shall not be required to issue any share certificate or pay any cash until such tax or charge has been paid or it has been established to the Warrant Agent's and the Company's satisfaction that no such tax or charge is due.

                  Subject to the restrictions on and conditions to transfer set forth in Section 7 of the Warrant Agreement, this Warrant Certificate and all rights hereunder are transferable by the registered Holder hereof, in whole or in part, on the register of the Company maintained by the Warrant Agent for such purpose at the Warrant Agent's office in New York, New York, upon surrender of this Warrant Certificate duly endorsed, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Warrant Agent duly executed, with signatures guaranteed as specified in the attached Form of Assignment, by the registered Holder hereof or such Holder's attorney duly authorized in writing and by such other documentation required pursuant to the Warrant Agreement and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. Upon any partial transfer, the Company will sign and issue and the Warrant Agent will countersign and deliver to such Holder a new Warrant Certificate or Certificates with respect to any portion not so transferred. Each taker and Holder of this Warrant Certificate, by taking and holding the same, consents and agrees that prior to the registration of transfer as provided in the Warrant Agreement, the Company and the Warrant Agent may treat the Person in whose name the Warrants are registered as the absolute owner hereof for any purpose and as the Person entitled to exercise the rights represented hereby, any notice to the contrary notwithstanding. Accordingly, the Company and/or the Warrant Agent shall not, except as ordered by a court of competent jurisdiction as required by law, be bound to recognize any equitable or other claim to or interest in the Warrants on the part of any Person other than such registered Holder, whether or not it shall have express or other notice thereof.

                  This Warrant Certificate may be exchanged at the office of the Warrant Agent maintained for such purpose in New York, New York, for Warrant Certificates representing the same aggregate number of Warrants, each new Warrant Certificate to represent such number of Warrants as the Holder hereof shall designate at the time of such exchange.

                  Prior to the exercise of the Warrants represented hereby, the Holder of this Warrant Certificate, as such, shall not be entitled to any rights of a shareholder of the Company, including, without limitation, the right to vote or to consent to any action of the shareholders, to receive any distributions, to exercise any pre-emptive right or to receive any notice of meetings of shareholders, and shall not be entitled to receive any notice of any proceedings of the Company except as provided in the Warrant Agreement.

                  This Warrant Certificate shall be void and all rights evidenced hereby shall cease on August 15, 2007, unless sooner terminated by the liquidation, dissolution or winding-up of the Company or as otherwise provided in the Warrant Agreement upon the consolidation or merger of the Company with, or sale of the Company to, another Person or unless such date is extended as provided in the Warrant Agreement.

                  This Warrant Certificate shall not be valid for any purpose until it shall have been countersigned by the Warrant Agent.

                                    WINSLOEW ESCROW CORP.



                                    By:
                                       ----------------------------------------

                                        Name:
                                             ----------------------------------

                                        Title:
                                              ---------------------------------


Dated:

Countersigned:

AMERICAN STOCK TRANSFER &
  TRUST COMPANY, as Warrant Agent



By:
   --------------------------------
         Authorized Signatory

                                SUBSCRIPTION FORM

                 (To be executed only upon exercise of Warrant)



To:      American Stock Transfer & Trust Company,
              as Warrant Agent
         40 Wall Street, 46th floor
         New York, New York 10005
         Attention:  Corporate Trust Administration


                  The undersigned irrevocably exercises _________ of the Warrants represented by this Warrant Certificate and herewith makes payment of $ _________ (such payment being by Federal wire transfer to the account designated by WinsLoew Escrow Corp. or by certified or official bank or bank cashier's check payable to the order or at the direction of WinsLoew Escrow Corp.), or each Holder may exercise its right to receive Warrant Shares on a net basis, such that without the exchange of any funds, the Holder receives that number of Warrant Shares otherwise issuable upon exercise of its Warrants less that number of Warrant Shares having a fair market value equal to the aggregate Exercise Price that would otherwise have been paid by the Holder for the Warrant Shares being issued, all at the exercise price and on the terms and conditions specified in this Warrant Certificate and in the Warrant Agreement and the Warrant Registration Rights Agreement referred to herein and surrenders this Warrant Certificate and all right, title and interest therein to and directs that the Common Stock, par value $0.01 per share, of WinsLoew Escrow Corp. deliverable upon the exercise of such Warrants be registered or placed in the name and at the address specified below and delivered thereto.



    Dated:
           --------------


                                -----------------------------------------------
                                (Signature of Owner)

                                -----------------------------------------------
                                (Street Address)

                                -----------------------------------------------
                                (City)                 (State)     (Zip Code)

                                Signature Guaranteed By:


                                -----------------------------------------------

                                         --------------------------------------
                                         Signatures must be guaranteed by an
                                         "eligible guarantor institution"
                                         meeting the requirements of the Warrant
                                         Agent, which requirements include
                                         membership or participation in the
                                         Security Transfer Agent Medallion
                                         Program ("STAMP") or such other
                                         "signature guarantee program" as may be
                                         determined by the Warrant Agent in
                                         addition to, or in substitution for,
                                         STAMP, all in accordance with the
                                         Securities Exchange Act of 1934, as
                                         amended.

Securities and/or check or other property to be issued or delivered to:

Please insert social security or identifying number:
                                                     -----------------------
Name:
      ---------------------------------------------

Street Address:
               ------------------------------------

City, State and Zip Code:
                         --------------------------

                               FORM OF ASSIGNMENT

                  In consideration of monies or other valuable consideration received from the Assignee(s) named below, the undersigned registered Holder of this Warrant Certificate hereby sells, assigns, and transfers unto the Assignee(s) named below (including the undersigned with respect to any Warrants constituting a part of the Warrants evidenced by this Warrant Certificate not being assigned hereby) all of the right of the undersigned under this Warrant Certificate, with respect to the number of Warrants set forth below:

Name(s) of Assignee(s):
                       ---------------------------------------------------
Address:
        ------------------------------------------------------------------

No. of Warrants:
                ----------------------------------------------------------

Please insert social security or other identifying number of assignee(s):

and does hereby irrevocably constitute and appoint _________________________ the undersigned's attorney to make such transfer on the books of___________________ maintained for the purposes, with full power of substitution in the premises.

                  In connection with any transfer of Warrants, the undersigned confirms that without utilizing any general solicitation or general advertising that:

                                   [Check One]

[ ]        (a)    these Warrants are being transferred in compliance with the exemption from registration under the United States Securities
                  Act of 1933, as amended, provided by Rule 144A thereunder.
                                                     or
[ ]        (b)    these Warrants are being transferred other than in accordance with (a) above and documents are being furnished which comply with the conditions of transfer set forth in this Warrant
                  Certificate and the Warrant Agreement.
                                                     or
[ ]        (c)    these Warrants are being transferred pursuant to an effective registration statement under the United States Securities Act of 1933, as amended.


                  If none of the foregoing boxes is checked, the Warrant Agent shall not be obligated to register the Warrants in the name of any Person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 9 of the Warrant Agreement shall have been satisfied.

Dated:
      ---------------------

                                 ----------------------------------------------
                                 (Signature of Owner)


                                 ----------------------------------------------
                                 (Street Address)


                                 ----------------------------------------------
                                 (City)            (State)           (Zip Code)



                                 Signature Guaranteed By:

                                 ----------------------------------------------
                                 Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Warrant Agent, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Warrant Agent in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

                  The undersigned represents and warrants that it is purchasing the Warrant(s) for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the United States Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding WinsLoew Escrow Corp. as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:
      --------------------

                             --------------------------------------------------
                             [NOTE:  To be executed by an executive officer]

               SCHEDULE OF EXCHANGES OF CERTIFICATED WARRANTS(4)

                  The following exchanges of a part of this Global Warrant for certificated Warrants have been made:


   Date of Exchange      Amount of decrease   Amount of increase    Number of Warrants      Signature of
                            in Number of         in Number of         of this Global         authorized
                          Warrants of this     Warrants of this     Warrant following       signatory of
                           Global Warrant       Global Warrant        such decrease         Warrant Agent
                                                                      (or increase)
-------------------------------------------------------------------------------------------------------------



----------------------
(4) This is to be included only if the Warrant is in global form.

                                                                       EXHIBIT B

                    CERTIFICATE TO BE DELIVERED UPON EXCHANGE
                     OR REGISTRATION OF TRANSFER OF WARRANTS

Re:      Warrants to Purchase Common Stock (the "WARRANTS") of WINSLOEW ESCROW
CORP.

                  This Certificate relates to ____ Warrants held in* ___ book-entry or* certificated form by __________________________________________
(the "TRANSFEROR").

                  The Transferor:*

                  [ ] has requested the Warrant Agent by written order to deliver, in exchange for its beneficial interest in the Global Warrant held by the Depositary, a Warrant or Warrants in definitive, registered form of authorized denominations and an aggregate number equal to its beneficial interest in such Global Warrant (or the portion thereof indicated above); or

                  [ ] has requested the Warrant Agent by written order to exchange or register the transfer of a Warrant or Warrants.

                  In connection with such request and in respect of each such Warrant, the Transferor does hereby certify that Transferor is familiar with the Warrant Agreement relating to the above captioned Warrants and the restrictions on transfers thereof as provided in Section 9 of such Warrant Agreement, and that the transfer of this Warrant does not require registration under the Securities Act of 1933, as amended (the "SECURITIES ACT") because:

                  [ ] Such Warrant is being acquired for the Transferor's own account, without transfer (in satisfaction of Section 9(b)(i)(A) or Section 9(c)(y)(i) of the Warrant Agreement).

                  [ ] Such Warrant is being transferred to a qualified institutional buyer (as defined in Rule 144A under the Securities Act), in accordance with Rule 144A.

                  [ ] Such Warrant is being transferred pursuant to an exemption from registration in accordance with Rule 144 under the Securities Act.


                  [ ] Such Warrant is being transferred to an institutional "accredited investor," within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act pursuant to a private placement exemption from the registration requirements of the Securities Act.

                  [ ] Such Warrant is being transferred in accordance with Rule 904 under the Securities Act.

                  [ ]Such Warrant is being transferred in reliance on and in compliance with an exemption from the registration requirements of the Securities Act other than Rule 144A, Rule 144 or Rule 904 under the Securities Act. An opinion of counsel to the effect that such transfer does not require registration under the Securities Act accompanies this Certificate.



                           ----------------------------------------------------
                           [INSERT NAME OF TRANSFEROR]



                           By:
                              -------------------------------------------------


Date:
     -------------



                                      B-2